UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Equity-Income Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	16.69%	8.84%	10.50%
Class K	16.77%	8.95%	10.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$27,141	Fidelity® Equity-Income Fund
$30,410	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year, the fund's share classes gained about 17%, ahead of the 14.14% advance of the benchmark Russell 3000® Value Index. The fund’s outperformance of the benchmark was driven by security selection, particularly within two industries: pharmaceuticals, biotechnology & life sciences and diversified financials. My choices within pockets of the information technology sector also helped, led by an overweighting in software maker Microsoft (+64%) and a non-benchmark investment in consumer electronics giant Apple (+88%). Shares of Microsoft were boosted by the company’s transition to cloud-computing services to help clients store and manage data. Apple’s stock benefited in large part from surprisingly strong growth for subscription services and its fast-growing wearables business. A non-benchmark position in private-equity firm and alternative asset manager Blackstone Group (+85%) was another notable positive. Conversely, the fund’s cash position of about 4%, on average, detracted amid the rising market backdrop. Also, it hurt to not own chipmaker and benchmark component Intel for nearly the entire 12 months, as it rose 39%. An overweighting in chemicals giant DuPont de Nemours (-35%) also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2019, Adam Kramer came off of the fund, leaving Ramona Persaud as sole manager.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
JPMorgan Chase & Co.	4.0
Berkshire Hathaway, Inc. Class B	3.3
Johnson & Johnson	3.3
Bank of America Corp.	2.9
Wells Fargo & Co.	2.4
Citigroup, Inc.	2.3
Walmart, Inc.	2.3
Verizon Communications, Inc.	2.3
The Walt Disney Co.	2.2
McDonald's Corp.	2.2
27.2

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	24.8
Health Care	14.0
Consumer Staples	9.7
Communication Services	9.2
Industrials	8.9

Asset Allocation (% of fund's net assets)

As of January 31, 2020 *
Stocks	99.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 13.4%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	2,204,689	$82,940
Verizon Communications, Inc.	2,338,260	138,986
		221,926
Entertainment - 2.2%
The Walt Disney Co.	987,900	136,636
Media - 2.6%
Comcast Corp. Class A	2,803,414	121,079
Interpublic Group of Companies, Inc.	1,546,400	35,103
		156,182
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	632,800	50,111

TOTAL COMMUNICATION SERVICES		564,855

CONSUMER DISCRETIONARY - 7.3%
Automobiles - 0.4%
General Motors Co.	693,600	23,159
Hotels, Restaurants & Leisure - 2.9%
McDonald's Corp.	620,500	132,768
Royal Caribbean Cruises Ltd.	390,200	45,685
		178,453
Multiline Retail - 0.3%
Dollar General Corp.	133,400	20,465
Specialty Retail - 3.3%
Burlington Stores, Inc. (a)	59,200	12,874
Lowe's Companies, Inc.	691,800	80,415
The Home Depot, Inc.	235,300	53,672
TJX Companies, Inc.	889,400	52,510
		199,471
Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp.	199,200	17,364
Tapestry, Inc.	326,400	8,411
		25,775

TOTAL CONSUMER DISCRETIONARY		447,323

CONSUMER STAPLES - 9.7%
Beverages - 1.3%
Diageo PLC	370,600	14,655
PepsiCo, Inc.	437,300	62,105
		76,760
Food & Staples Retailing - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	493,900	16,507
BJ's Wholesale Club Holdings, Inc. (a)	1,129,824	23,184
Kroger Co.	788,200	21,171
Walmart, Inc.	1,247,291	142,802
		203,664
Food Products - 2.4%
Hilton Food Group PLC	1,668,103	23,261
McCormick & Co., Inc. (non-vtg.)	92,900	15,177
Mondelez International, Inc.	856,000	49,117
Nestle SA (Reg. S)	291,599	32,161
The J.M. Smucker Co.	248,900	25,789
		145,505
Household Products - 0.6%
Kimberly-Clark Corp.	265,900	38,088
Personal Products - 0.6%
Unilever NV	674,000	39,329
Tobacco - 1.5%
Altria Group, Inc.	750,000	35,648
Philip Morris International, Inc.	716,900	59,288
		94,936

TOTAL CONSUMER STAPLES		598,282

ENERGY - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
BP PLC	5,812,600	34,992
Chevron Corp.	1,216,672	130,354
ConocoPhillips Co.	1,517,600	90,191
Enterprise Products Partners LP	1,145,600	29,522
Equinor ASA	1,573,700	28,598
Exxon Mobil Corp.	829,100	51,504
Imperial Oil Ltd.	983,600	23,323
Phillips 66 Co.	368,700	33,688
Suncor Energy, Inc.	1,151,400	35,193
The Williams Companies, Inc.	1,031,862	21,349
Valero Energy Corp.	548,700	46,261
		524,975
FINANCIALS - 24.8%
Banks - 13.5%
Bank of America Corp.	5,369,800	176,291
BB&T Corp.	1,105,671	57,019
Citigroup, Inc.	1,945,200	144,742
Huntington Bancshares, Inc.	1,490,700	20,229
JPMorgan Chase & Co.	1,887,682	249,851
M&T Bank Corp.	247,300	41,675
Wells Fargo & Co.	3,099,650	145,498
		835,305
Capital Markets - 2.4%
KKR & Co. LP	2,497,665	79,676
The Blackstone Group LP	1,097,032	66,996
		146,672
Consumer Finance - 1.2%
Capital One Financial Corp.	738,500	73,702
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (a)	913,000	204,905
Insurance - 4.4%
Chubb Ltd.	599,200	91,072
Marsh & McLennan Companies, Inc.	438,000	48,995
MetLife, Inc.	1,240,238	61,652
The Travelers Companies, Inc.	515,900	67,903
		269,622

TOTAL FINANCIALS		1,530,206

HEALTH CARE - 14.0%
Biotechnology - 1.8%
AbbVie, Inc.	377,400	30,577
Amgen, Inc.	373,800	80,759
		111,336
Health Care Equipment & Supplies - 2.2%
Becton, Dickinson & Co.	292,600	80,518
Danaher Corp.	363,300	58,444
		138,962
Health Care Providers & Services - 1.1%
Cigna Corp.	176,100	33,878
UnitedHealth Group, Inc.	122,300	33,321
		67,199
Pharmaceuticals - 8.9%
AstraZeneca PLC (United Kingdom)	830,355	81,232
Bristol-Myers Squibb Co.	1,336,800	84,152
Eli Lilly & Co.	277,400	38,736
Johnson & Johnson	1,354,148	201,592
Roche Holding AG (participation certificate)	265,920	89,208
Sanofi SA	551,819	53,217
		548,137

TOTAL HEALTH CARE		865,634

INDUSTRIALS - 8.9%
Aerospace & Defense - 3.6%
General Dynamics Corp.	277,400	48,667
Northrop Grumman Corp.	127,700	47,833
United Technologies Corp.	839,620	126,111
		222,611
Commercial Services & Supplies - 0.3%
Waste Connection, Inc. (Canada)	175,945	16,958
Electrical Equipment - 1.1%
AMETEK, Inc.	729,900	70,910
Industrial Conglomerates - 2.6%
General Electric Co.	6,137,655	76,414
Roper Technologies, Inc.	221,700	84,614
		161,028
Machinery - 1.0%
Fortive Corp.	395,800	29,657
Ingersoll-Rand PLC	242,900	32,362
		62,019
Professional Services - 0.3%
Equifax, Inc.	116,700	17,493

TOTAL INDUSTRIALS		551,019

INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.8%
Cisco Systems, Inc.	1,113,786	51,201
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	163,632	15,084
IT Services - 1.9%
Amdocs Ltd.	414,400	29,816
Black Knight, Inc. (a)	108,600	7,268
Fiserv, Inc. (a)	174,411	20,687
Paychex, Inc.	384,757	33,001
Visa, Inc. Class A	120,800	24,036
		114,808
Semiconductors & Semiconductor Equipment - 2.5%
NXP Semiconductors NV	506,700	64,280
Qualcomm, Inc.	414,400	35,352
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	982,800	53,012
		152,644
Software - 1.9%
Microsoft Corp.	696,916	118,636
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	251,500	77,842

TOTAL INFORMATION TECHNOLOGY		530,215

MATERIALS - 1.0%
Chemicals - 0.9%
DowDuPont, Inc.	752,899	38,533
International Flavors & Fragrances, Inc. (b)	143,200	18,775
		57,308
Containers & Packaging - 0.1%
Reynolds Consumer Products, Inc. (a)	232,300	6,632

TOTAL MATERIALS		63,940

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	302,900	70,194
Public Storage	143,600	32,132
		102,326
UTILITIES - 5.6%
Electric Utilities - 3.1%
Exelon Corp.	2,411,100	114,744
NextEra Energy, Inc.	287,600	77,134
		191,878
Independent Power and Renewable Electricity Producers - 0.9%
NRG Energy, Inc.	771,500	28,461
Vistra Energy Corp.	1,179,200	26,556
		55,017
Multi-Utilities - 1.6%
Ameren Corp.	463,800	38,055
CenterPoint Energy, Inc.	806,300	21,351
WEC Energy Group, Inc. (b)	404,300	40,386
		99,792

TOTAL UTILITIES		346,687

TOTAL COMMON STOCKS
(Cost $4,479,346)		6,125,462

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $22,679)	22,678,929	10,042

Money Market Funds - 0.2%
Fidelity Cash Central Fund 1.58% (f)	3,283,316	3,284
Fidelity Securities Lending Cash Central Fund 1.59% (f)(g)	10,052,979	10,054
TOTAL MONEY MARKET FUNDS
(Cost $13,338)		13,338
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $4,515,363)		6,148,842
NET OTHER ASSETS (LIABILITIES) - 0.3%		17,306
NET ASSETS - 100%		$6,166,148

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,042,000 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,230
Fidelity Securities Lending Cash Central Fund	359
Total	$5,589

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$564,855	$564,855	$--	$--
Consumer Discretionary	447,323	447,323	--	--
Consumer Staples	598,282	512,137	86,145	--
Energy	524,975	489,983	34,992	--
Financials	1,530,206	1,530,206	--	--
Health Care	865,634	641,977	223,657	--
Industrials	551,019	551,019	--	--
Information Technology	530,215	530,215	--	--
Materials	63,940	63,940	--	--
Real Estate	102,326	102,326	--	--
Utilities	346,687	346,687	--	--
Other	10,042	--	--	10,042
Money Market Funds	13,338	13,338	--	--
Total Investments in Securities:	$6,148,842	$5,794,006	$344,794	$10,042

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
Switzerland	3.6%
United Kingdom	2.6%
Netherlands	1.6%
Canada	1.6%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,711) — See accompanying schedule: Unaffiliated issuers (cost $4,502,025)	$6,135,504
Fidelity Central Funds (cost $13,338)	13,338
Total Investment in Securities (cost $4,515,363)		$6,148,842
Restricted cash		1,314
Receivable for investments sold		31,046
Receivable for fund shares sold		1,605
Dividends receivable		7,678
Distributions receivable from Fidelity Central Funds		31
Prepaid expenses		7
Other receivables		1,543
Total assets		6,192,066
Liabilities
Payable for investments purchased	$6,040
Payable for fund shares redeemed	5,714
Accrued management fee	2,287
Other affiliated payables	724
Other payables and accrued expenses	1,101
Collateral on securities loaned	10,052
Total liabilities		25,918
Net Assets		$6,166,148
Net Assets consist of:
Paid in capital		$4,532,770
Total accumulated earnings (loss)		1,633,378
Net Assets		$6,166,148
Net Asset Value and Maximum Offering Price
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,377,890 ÷ 90,605 shares)		$59.36
Class K:
Net Asset Value, offering price and redemption price per share ($788,258 ÷ 13,290 shares)		$59.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2020
Investment Income
Dividends		$156,566
Interest		50
Income from Fidelity Central Funds (including $359 from security lending)		5,589
Total income		162,205
Expenses
Management fee	$26,838
Transfer agent fees	7,725
Accounting and security lending fees	1,129
Custodian fees and expenses	96
Independent trustees' fees and expenses	33
Registration fees	121
Audit	93
Legal	18
Miscellaneous	41
Total expenses before reductions	36,094
Expense reductions	(192)
Total expenses after reductions		35,902
Net investment income (loss)		126,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,976
Redemptions in-kind with affiliated entities	11,545
Fidelity Central Funds	2
Foreign currency transactions	139
Total net realized gain (loss)		338,662
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	479,707
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		479,728
Net gain (loss)		818,390
Net increase (decrease) in net assets resulting from operations		$944,693

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,303	$161,780
Net realized gain (loss)	338,662	333,750
Change in net unrealized appreciation (depreciation)	479,728	(944,456)
Net increase (decrease) in net assets resulting from operations	944,693	(448,926)
Distributions to shareholders	(445,556)	(545,344)
Share transactions - net increase (decrease)	(156,322)	(726,863)
Total increase (decrease) in net assets	342,815	(1,721,133)
Net Assets
Beginning of period	5,823,333	7,544,466
End of period	$6,166,148	$5,823,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$54.70	$63.45	$57.76	$48.57	$57.26
Income from Investment Operations
Net investment income (loss)A	1.19	1.44	1.30	1.22	1.43
Net realized and unrealized gain (loss)	7.81	(5.22)	8.52	10.43	(3.91)B
Total from investment operations	9.00	(3.78)	9.82	11.65	(2.48)
Distributions from net investment income	(1.10)	(1.39)	(1.20)C	(1.36)	(1.71)C
Distributions from net realized gain	(3.24)	(3.58)	(2.93)C	(1.10)	(4.51)C
Total distributions	(4.34)	(4.97)	(4.13)	(2.46)	(6.21)D
Net asset value, end of period	$59.36	$54.70	$63.45	$57.76	$48.57
Total ReturnE	16.69%	(5.91)%	17.57%	24.42%	(4.89)%B
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.61%	.63%	.64%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.63%	.64%
Expenses net of all reductions	.60%	.60%	.61%	.62%	.63%
Net investment income (loss)	2.04%	2.50%	2.18%	2.27%	2.55%
Supplemental Data
Net assets, end of period (in millions)	$5,378	$5,016	$5,921	$6,686	$5,752
Portfolio turnover rateH	32%I	24%I	33%	36%	46%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$54.67	$63.41	$57.73	$48.55	$57.25
Income from Investment Operations
Net investment income (loss)A	1.24	1.51	1.36	1.28	1.50
Net realized and unrealized gain (loss)	7.80	(5.22)	8.51	10.42	(3.92)B
Total from investment operations	9.04	(3.71)	9.87	11.70	(2.42)
Distributions from net investment income	(1.16)	(1.45)	(1.26)C	(1.42)	(1.78)C
Distributions from net realized gain	(3.24)	(3.58)	(2.93)C	(1.10)	(4.51)C
Total distributions	(4.40)	(5.03)	(4.19)	(2.52)	(6.28)D
Net asset value, end of period	$59.31	$54.67	$63.41	$57.73	$48.55
Total ReturnE	16.77%	(5.81)%	17.68%	24.56%	(4.78)%B
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.51%	.51%	.52%	.52%
Expenses net of all reductions	.50%	.50%	.51%	.51%	.51%
Net investment income (loss)	2.13%	2.60%	2.28%	2.39%	2.67%
Supplemental Data
Net assets, end of period (in millions)	$788	$807	$1,623	$1,791	$1,646
Portfolio turnover rateH	32%I	24%I	33%	36%	46%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $975 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, market discount, contingent interest, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,763,367
Gross unrealized depreciation	(141,853)
Net unrealized appreciation (depreciation)	$1,621,514
Tax Cost	$4,527,328

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,982
Undistributed long-term capital gain	$15,378
Net unrealized appreciation (depreciation) on securities and other investments	$1,614,992

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$116,646	$ 165,598
Long-term Capital Gains	328,910	379,746
Total	$445,556	$ 545,344

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $11,356 in this Subsidiary, representing .18% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,877,874 and $2,142,279, respectively.

Unaffiliated Redemptions In-Kind. During the period, 578 shares of the Fund were redeemed in-kind for investments and cash with a value of $33,732. The net realized gain of $11,289 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 1,109 shares of the Fund were redeemed in-kind for investments and cash with a value of $63,055. The Fund had a net realized gain of $22,455 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$7,320.14
Class K	405.05
	$7,725

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Equity-Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income Fund	$46

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 674 shares of the Fund were redeemed in-kind for investments and cash with a value of $38,317. The net realized gain of $11,545 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $4. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $8. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Equity-Income	$13

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2020	Year ended January 31, 2019
Distributions to shareholders
Equity-Income	$384,187	$449,948
Class K	61,369	95,396
Total	$445,556	$545,344

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2020	Year ended January 31, 2019	Year ended January 31, 2020	Year ended January 31, 2019
Equity-Income
Shares sold	3,785	3,108	$221,414	$177,756
Reinvestment of distributions	6,120	7,538	359,151	422,015
Shares redeemed	(11,001)	(12,269)	(643,179)	(705,345)
Net increase (decrease)	(1,096)	(1,623)	$(62,614)	$(105,574)
Class K
Shares sold	6,683	2,167	$382,177	$124,052
Reinvestment of distributions	1,048	1,691	61,369	95,395
Shares redeemed	(9,205)(a),(b)	(14,688)(c)	(537,254)(a),(b)	(840,736)(c)
Net increase (decrease)	(1,474)	(10,830)	$(93,708)	$(621,289)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details)

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details)

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity-Income Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Equity-Income	.59%
Actual		$1,000.00	$1,072.50	$3.08
Hypothetical-C		$1,000.00	$1,022.23	$3.01
Class K	.50%
Actual		$1,000.00	$1,072.90	$2.61
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Fidelity Equity-Income Fund
Equity Income	03/09/20	03/06/20	$0.152
Class K	03/09/20	03/06/20	$0.152

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $302,085,665, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity Income designates 100%, 100%, 100%, and 100; and Class K designates 97%, 96%, 95%, and 95%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity Income and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity-Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes in January 2018 and April 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Equity-Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Equity-Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A, Class C, Class I, and Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

EQU-ANN-0320
1.471443.123

Fidelity® Series All-Sector Equity Fund

Fidelity® Series Stock Selector Large Cap Value Fund

Fidelity® Series Value Discovery Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series All-Sector Equity Fund	21.33%	11.48%	13.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on January 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$34,938	Fidelity® Series All-Sector Equity Fund
$36,978	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year, the fund gained 21.33%, about in line with the 21.39% advance of the benchmark Russell 1000® Index. Versus the benchmark, stock selection in the financials, materials and consumer staples sectors detracted from performance most. An overweighted position in data-services provider Nielsen Holdings (-17%) was the fund’s largest individual relative detractor, as fundamentals disappointed during the year. Avoiding credit- and debit-card processor Visa (+48%), a benchmark component, also hampered our relative result. Overweighting American Airlines Group (-24%) detracted as well. Conversely, security choices in the real estate, information technology and communication services sectors contributed to relative performance. Avoiding the stock of drug manufacturer Pfizer was timely, as it returned -9% the past 12 months, making this benchmark component the fund’s top relative contributor. Within the capital goods industry, AECOM (+58%) and General Electric (+27%) were hidden-value conglomerate break-up stories that we thought traded at large discounts to intrinsic value. Overweighting these stocks contributed to the fund’s relative result the past 12 months. We notably added to GE, making it a sizable period-end holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  There were several portfolio management changes among the fund’s equity sector sleeves. On March 30, 2019, Nicola Stafford assumed responsibility for the consumer staples subportfolio, succeeding Robert Lee. On November 8, 2019, Jody Simes assumed responsibility for the materials subportfolio, succeeding Richard Malnight. On January 1, 2020, Ashley Fernandes assumed responsibility for the energy subportfolio, succeeding Jonathan Kasen. On January 1, 2020, Melissa Reilly assumed responsibility for the consumer staples subportfolio, succeeding Nicola Stafford, who retains management of the consumer discretionary sleeve.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Microsoft Corp.	4.7
Apple, Inc.	4.5
Alphabet, Inc. Class C	3.0
Amazon.com, Inc.	2.3
Facebook, Inc. Class A	2.1
Capital One Financial Corp.	1.9
General Electric Co.	1.7
UnitedHealth Group, Inc.	1.6
PepsiCo, Inc.	1.5
Bank of America Corp.	1.5
24.8

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Information Technology	23.8
Health Care	13.2
Financials	12.7
Consumer Discretionary	9.9
Communication Services	9.7

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks and Equity Futures	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 3.3%

Fidelity® Series All-Sector Equity Fund

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 9.7%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	469,900	$17,677,638
Entertainment - 2.9%
Activision Blizzard, Inc.	690,621	40,387,516
Electronic Arts, Inc. (a)	56,900	6,140,648
Netflix, Inc. (a)	55,800	19,256,022
Take-Two Interactive Software, Inc. (a)	12,800	1,595,392
The Walt Disney Co.	242,517	33,542,526
		100,922,104
Interactive Media & Services - 5.6%
Alphabet, Inc.:
Class A (a)	7,300	10,459,294
Class C (a)	72,266	103,646,065
Facebook, Inc. Class A (a)	359,200	72,526,072
IAC/InterActiveCorp (a)	20,700	5,042,313
TripAdvisor, Inc.	12,500	341,500
Twitter, Inc. (a)	114,700	3,725,456
		195,740,700
Media - 0.5%
Altice U.S.A., Inc. Class A (a)	192,700	5,272,272
CBS Corp. Class B	133,792	4,566,321
Comcast Corp. Class A	142,248	6,143,691
Liberty Media Corp. Liberty SiriusXM Series A (a)	37,400	1,816,518
		17,798,802
Wireless Telecommunication Services - 0.2%
Sprint Corp. (a)	83,600	365,332
T-Mobile U.S., Inc. (a)	76,781	6,080,287
		6,445,619

TOTAL COMMUNICATION SERVICES		338,584,863

CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.2%
Aptiv PLC	93,200	7,902,428
Automobiles - 0.3%
General Motors Co.	330,700	11,042,073
Diversified Consumer Services - 0.3%
Service Corp. International	204,400	9,800,980
Hotels, Restaurants & Leisure - 1.9%
Domino's Pizza, Inc.	24,100	6,790,175
McDonald's Corp.	205,300	43,928,041
Royal Caribbean Cruises Ltd.	117,800	13,792,024
		64,510,240
Household Durables - 0.2%
Lennar Corp. Class A	112,300	7,452,228
Internet & Direct Marketing Retail - 3.1%
Amazon.com, Inc. (a)	39,120	78,581,126
Etsy, Inc. (a)	107,800	5,261,718
The Booking Holdings, Inc. (a)	12,990	23,778,845
		107,621,689
Leisure Products - 0.4%
Brunswick Corp.	105,500	6,630,675
Hasbro, Inc.	75,900	7,731,933
		14,362,608
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	176,000	15,324,320
Specialty Retail - 2.5%
Burlington Stores, Inc. (a)	51,160	11,125,765
The Home Depot, Inc.	172,879	39,433,700
TJX Companies, Inc.	359,696	21,236,452
Ulta Beauty, Inc. (a)	53,700	14,386,767
		86,182,684
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. Class B	219,700	21,157,110

TOTAL CONSUMER DISCRETIONARY		345,356,360

CONSUMER STAPLES - 6.6%
Beverages - 1.9%
Keurig Dr. Pepper, Inc.	252,843	7,213,611
Monster Beverage Corp. (a)	116,198	7,738,787
PepsiCo, Inc.	366,400	52,036,128
		66,988,526
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	66,900	20,439,288
Kroger Co.	290,100	7,792,086
U.S. Foods Holding Corp. (a)	142,100	5,708,157
Walmart, Inc.	222,900	25,519,821
		59,459,352
Food Products - 0.7%
Beyond Meat, Inc. (b)	12,731	1,405,757
Mondelez International, Inc.	292,700	16,795,126
Tyson Foods, Inc. Class A	77,200	6,379,036
		24,579,919
Household Products - 1.4%
Energizer Holdings, Inc.	143,700	6,647,562
Procter & Gamble Co.	327,100	40,763,202
		47,410,764
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	37,900	7,396,564
Tobacco - 0.7%
Altria Group, Inc.	465,130	22,107,629

TOTAL CONSUMER STAPLES		227,942,754

ENERGY - 3.5%
Energy Equipment & Services - 0.2%
Baker Hughes, A GE Co. Class A	206,300	4,468,458
Schlumberger Ltd.	83,400	2,794,734
		7,263,192
Oil, Gas & Consumable Fuels - 3.3%
Apache Corp.	61,700	1,693,048
Cheniere Energy, Inc. (a)	159,000	9,419,160
Chevron Corp.	129,829	13,909,879
Concho Resources, Inc.	29,400	2,227,932
ConocoPhillips Co.	63,100	3,750,033
Exxon Mobil Corp.	764,224	47,473,595
Hess Corp.	155,500	8,796,635
Kosmos Energy Ltd.	517,900	2,646,469
Murphy Oil Corp.	289,900	6,076,304
Noble Energy, Inc.	121,100	2,394,147
Phillips 66 Co.	90,800	8,296,396
Pioneer Natural Resources Co.	26,600	3,591,000
Valero Energy Corp.	63,400	5,345,254
		115,619,852

TOTAL ENERGY		122,883,044

FINANCIALS - 12.7%
Banks - 4.7%
Bank of America Corp.	1,579,187	51,844,709
BB&T Corp.	225,783	11,643,629
Citigroup, Inc.	375,584	27,947,205
First Horizon National Corp.	243,900	3,902,400
Huntington Bancshares, Inc.	520,857	7,068,029
KeyCorp	626,700	11,725,557
M&T Bank Corp.	51,500	8,678,780
Signature Bank	59,600	8,456,644
Synovus Financial Corp.	81,300	2,847,126
Wells Fargo & Co.	586,500	27,530,310
		161,644,389
Capital Markets - 1.9%
BlackRock, Inc. Class A	26,500	13,974,775
Cboe Global Markets, Inc.	131,300	16,178,786
E*TRADE Financial Corp.	100,552	4,285,526
Intercontinental Exchange, Inc.	103,000	10,273,220
Morgan Stanley	333,100	17,407,806
Virtu Financial, Inc. Class A (b)	310,863	5,188,303
		67,308,416
Consumer Finance - 2.9%
Ally Financial, Inc.	260,500	8,343,815
American Express Co.	133,000	17,272,710
Capital One Financial Corp.	664,205	66,287,659
SLM Corp.	125,900	1,374,828
Synchrony Financial	199,400	6,462,554
		99,741,566
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	112,600	25,270,818
Insurance - 2.5%
American International Group, Inc.	298,500	15,002,610
Hartford Financial Services Group, Inc.	120,900	7,166,952
Marsh & McLennan Companies, Inc.	141,000	15,772,260
MetLife, Inc.	160,200	7,963,542
The Travelers Companies, Inc.	176,600	23,244,092
Willis Group Holdings PLC	87,100	18,403,359
		87,552,815

TOTAL FINANCIALS		441,518,004

HEALTH CARE - 13.2%
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	96,400	9,581,196
Amgen, Inc.	163,103	35,238,403
Biogen, Inc. (a)	11,600	3,118,660
Neurocrine Biosciences, Inc. (a)	57,800	5,784,624
Sarepta Therapeutics, Inc. (a)	19,300	2,238,028
Vertex Pharmaceuticals, Inc. (a)	119,000	27,018,950
		82,979,861
Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	276,600	24,102,924
Becton, Dickinson & Co.	82,400	22,674,832
Boston Scientific Corp. (a)	676,310	28,317,100
Danaher Corp.	61,100	9,829,157
Intuitive Surgical, Inc. (a)	32,500	18,192,850
Stryker Corp.	71,100	14,980,770
		118,097,633
Health Care Providers & Services - 3.1%
Cigna Corp.	91,400	17,583,532
HCA Holdings, Inc.	95,400	13,241,520
Humana, Inc.	66,600	22,393,584
UnitedHealth Group, Inc.	198,500	54,081,325
		107,299,961
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	76,800	24,052,992
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	609,600	38,374,320
Eli Lilly & Co.	316,366	44,177,348
Horizon Pharma PLC (a)	277,100	9,557,179
Merck & Co., Inc.	232,200	19,839,168
Zoetis, Inc. Class A	111,000	14,897,310
		126,845,325

TOTAL HEALTH CARE		459,275,772

INDUSTRIALS - 9.4%
Aerospace & Defense - 1.0%
General Dynamics Corp.	31,100	5,456,184
Northrop Grumman Corp.	23,500	8,802,395
The Boeing Co.	31,200	9,930,024
United Technologies Corp.	74,448	11,182,090
		35,370,693
Air Freight & Logistics - 0.5%
FedEx Corp.	119,399	17,269,871
Airlines - 0.6%
American Airlines Group, Inc. (b)	674,565	18,105,325
JetBlue Airways Corp. (a)	226,447	4,490,444
		22,595,769
Construction & Engineering - 1.1%
AECOM (a)	669,600	32,294,808
Jacobs Engineering Group, Inc.	53,000	4,904,090
		37,198,898
Electrical Equipment - 0.4%
Sensata Technologies, Inc. PLC (a)	307,500	14,535,525
Industrial Conglomerates - 1.9%
3M Co.	40,500	6,425,730
General Electric Co.	4,708,519	58,621,062
Honeywell International, Inc.	9,305	1,611,812
		66,658,604
Machinery - 0.9%
Allison Transmission Holdings, Inc.	372,500	16,464,500
Caterpillar, Inc.	25,600	3,362,560
WABCO Holdings, Inc. (a)	78,300	10,621,395
		30,448,455
Professional Services - 0.9%
Nielsen Holdings PLC	1,627,484	33,200,674
Road & Rail - 1.3%
CSX Corp.	90,900	6,939,306
Norfolk Southern Corp.	154,800	32,230,908
Union Pacific Corp.	27,500	4,934,050
		44,104,264
Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. (a)	672,800	27,409,872

TOTAL INDUSTRIALS		328,792,625

INFORMATION TECHNOLOGY - 23.8%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	200,100	2,438,219
Electronic Equipment & Components - 0.2%
Jabil, Inc.	219,436	8,533,866
IT Services - 5.0%
DXC Technology Co.	130,200	4,150,776
Euronet Worldwide, Inc. (a)	14,900	2,348,836
Fidelity National Information Services, Inc.	225,758	32,432,394
Genpact Ltd.	162,200	7,180,594
Global Payments, Inc.	68,700	13,427,415
GoDaddy, Inc. (a)	160,400	10,780,484
IBM Corp.	38,900	5,591,097
MasterCard, Inc. Class A	102,900	32,510,226
MongoDB, Inc. Class A (a)(b)	111,300	18,243,183
PayPal Holdings, Inc. (a)	222,300	25,317,747
Square, Inc. (a)	74,300	5,549,467
Twilio, Inc. Class A (a)(b)	138,600	17,233,524
		174,765,743
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc. (a)	104,900	4,930,300
Analog Devices, Inc.	29,900	3,281,525
Applied Materials, Inc.	226,600	13,140,534
Lam Research Corp.	28,430	8,478,110
Marvell Technology Group Ltd.	625,900	15,046,636
Microchip Technology, Inc. (b)	28,300	2,758,684
Micron Technology, Inc. (a)	608,530	32,306,858
NVIDIA Corp.	87,580	20,706,539
ON Semiconductor Corp. (a)	403,168	9,333,339
Qorvo, Inc. (a)	24,400	2,582,984
Qualcomm, Inc.	146,804	12,523,849
Skyworks Solutions, Inc.	30,900	3,496,335
Xilinx, Inc.	12,800	1,081,344
		129,667,037
Software - 9.8%
Adobe, Inc. (a)	60,000	21,068,400
Autodesk, Inc. (a)	243,835	47,998,920
Citrix Systems, Inc.	22,454	2,721,874
Elastic NV (a)	122,300	7,934,824
HubSpot, Inc. (a)	23,100	4,179,714
Microsoft Corp.	966,600	164,544,320
Nortonlifelock, Inc.	448,500	12,746,370
Nuance Communications, Inc. (a)	117,401	2,221,227
Nutanix, Inc. Class A (a)	12,000	389,640
Oracle Corp.	86,900	4,557,905
Palo Alto Networks, Inc. (a)	16,500	3,873,870
Parametric Technology Corp. (a)	42,000	3,491,040
RealPage, Inc. (a)	41,700	2,433,195
RingCentral, Inc. (a)	15,800	3,248,164
Salesforce.com, Inc. (a)	207,263	37,786,118
Splunk, Inc. (a)	17,400	2,701,524
SS&C Technologies Holdings, Inc.	77,300	4,870,673
Workday, Inc. Class A (a)	53,600	9,896,168
Zendesk, Inc. (a)	41,800	3,611,520
		340,275,466
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	506,659	156,816,027
Pure Storage, Inc. Class A (a)	231,500	4,120,700
Western Digital Corp.	204,300	13,381,650
		174,318,377

TOTAL INFORMATION TECHNOLOGY		829,998,708

MATERIALS - 2.6%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	36,877	8,802,909
Albemarle Corp. U.S. (b)	52,900	4,246,812
DuPont de Nemours, Inc.	114,474	5,858,779
Ecolab, Inc.	23,317	4,572,697
FMC Corp.	44,748	4,277,461
Linde PLC	42,486	8,630,181
Sherwin-Williams Co.	7,185	4,001,973
The Chemours Co. LLC	168,861	2,342,102
		42,732,914
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	16,639	4,389,368
Vulcan Materials Co.	31,500	4,461,345
		8,850,713
Containers & Packaging - 0.4%
Avery Dennison Corp.	32,034	4,204,142
Crown Holdings, Inc. (a)	110,300	8,165,509
		12,369,651
Metals & Mining - 0.7%
Freeport-McMoRan, Inc.	966,334	10,726,307
Newmont Corp.	181,600	8,182,896
Reliance Steel & Aluminum Co.	36,469	4,186,641
Royal Gold, Inc.	15,800	1,822,056
		24,917,900

TOTAL MATERIALS		88,871,178

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 3.6%
Alexandria Real Estate Equities, Inc.	40,900	6,674,880
American Homes 4 Rent Class A	317,200	8,669,076
American Tower Corp.	97,000	22,478,780
Corporate Office Properties Trust (SBI)	99,000	2,947,230
CubeSmart	136,000	4,307,120
Digital Realty Trust, Inc.	116,300	14,303,737
Equinix, Inc.	15,000	8,845,950
Equity Lifestyle Properties, Inc.	133,400	9,704,850
Omega Healthcare Investors, Inc.	65,200	2,735,140
Prologis, Inc.	197,200	18,315,936
Public Storage	21,300	4,766,088
Store Capital Corp.	104,200	4,089,850
Welltower, Inc.	125,600	10,664,696
Weyerhaeuser Co.	146,300	4,235,385
		122,738,718
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	24,800	4,211,536

TOTAL REAL ESTATE		126,950,254

UTILITIES - 3.4%
Electric Utilities - 2.1%
Edison International	155,400	11,895,870
Entergy Corp.	53,600	7,049,472
Evergy, Inc.	81,600	5,888,256
Exelon Corp.	304,800	14,505,432
FirstEnergy Corp.	120,300	6,110,037
NextEra Energy, Inc.	65,135	17,469,207
PG&E Corp. (a)	63,000	958,230
Southern Co.	107,400	7,560,960
		71,437,464
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	138,300	5,101,887
Vistra Energy Corp.	151,000	3,400,520
		8,502,407
Multi-Utilities - 1.1%
Dominion Energy, Inc.	251,214	21,541,601
Sempra Energy	101,844	16,360,220
		37,901,821

TOTAL UTILITIES		117,841,692

TOTAL COMMON STOCKS
(Cost $2,311,654,430)		3,428,015,254
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.53% to 1.56% 3/26/20 (c)
(Cost $4,669,310)	4,680,000	4,669,729
	Shares	Value

Money Market Funds - 2.7%
Fidelity Cash Central Fund 1.58% (d)	58,103,822	$58,115,443
Fidelity Securities Lending Cash Central Fund 1.59% (d)(e)	33,752,369	33,755,745
TOTAL MONEY MARKET FUNDS
(Cost $91,870,067)		91,871,188
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $2,408,193,807)		3,524,556,171
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(43,681,716)
NET ASSETS - 100%		$3,480,874,455

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	221	March 2020	$35,625,200	$70,742	$70,742

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,089,604.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,754,162
Fidelity Securities Lending Cash Central Fund	33,872
Total	$1,788,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$338,584,863	$338,584,863	$--	$--
Consumer Discretionary	345,356,360	345,356,360	--	--
Consumer Staples	227,942,754	227,942,754	--	--
Energy	122,883,044	122,883,044	--	--
Financials	441,518,004	441,518,004	--	--
Health Care	459,275,772	459,275,772	--	--
Industrials	328,792,625	328,792,625	--	--
Information Technology	829,998,708	829,998,708	--	--
Materials	88,871,178	88,871,178	--	--
Real Estate	126,950,254	126,950,254	--	--
Utilities	117,841,692	117,841,692	--	--
U.S. Government and Government Agency Obligations	4,669,729	--	4,669,729	--
Money Market Funds	91,871,188	91,871,188	--	--
Total Investments in Securities:	$3,524,556,171	$3,519,886,442	$4,669,729	$--
Derivative Instruments:
Assets
Futures Contracts	$70,742	$70,742	$--	$--
Total Assets	$70,742	$70,742	$--	$--
Total Derivative Instruments:	$70,742	$70,742	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$70,742	$0
Total Equity Risk	70,742	0
Total Value of Derivatives	$70,742	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $32,576,846) — See accompanying schedule: Unaffiliated issuers (cost $2,316,323,740)	$3,432,684,983
Fidelity Central Funds (cost $91,870,067)	91,871,188
Total Investment in Securities (cost $2,408,193,807)		$3,524,556,171
Cash		426,174
Receivable for investments sold		101,496,778
Receivable for fund shares sold		26,244
Dividends receivable		1,870,345
Distributions receivable from Fidelity Central Funds		81,049
Other receivables		122,157
Total assets		3,628,578,918
Liabilities
Payable for investments purchased	$26,283,284
Payable for fund shares redeemed	81,494,329
Payable for daily variation margin on futures contracts	537,050
Deferred dividend income	5,603,100
Other payables and accrued expenses	29,500
Collateral on securities loaned	33,757,200
Total liabilities		147,704,463
Net Assets		$3,480,874,455
Net Assets consist of:
Paid in capital		$2,182,600,350
Total accumulated earnings (loss)		1,298,274,105
Net Assets		$3,480,874,455
Net Asset Value, offering price and redemption price per share ($3,480,874,455 ÷ 334,395,448 shares)		$10.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$59,390,558
Interest		77,754
Income from Fidelity Central Funds (including $33,872 from security lending)		1,788,034
Total income		61,256,346
Expenses
Custodian fees and expenses	$88,507
Independent trustees' fees and expenses	19,833
Interest	2,343
Commitment fees	9,247
Total expenses		119,930
Net investment income (loss)		61,136,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	384,532,859
Fidelity Central Funds	2,751
Foreign currency transactions	14,766
Futures contracts	10,358,106
Total net realized gain (loss)		394,908,482
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	248,122,624
Fidelity Central Funds	(4,205)
Assets and liabilities in foreign currencies	(908)
Futures contracts	(1,491,956)
Total change in net unrealized appreciation (depreciation)		246,625,555
Net gain (loss)		641,534,037
Net increase (decrease) in net assets resulting from operations		$702,670,453

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,136,416	$88,943,119
Net realized gain (loss)	394,908,482	1,141,470,899
Change in net unrealized appreciation (depreciation)	246,625,555	(1,240,879,844)
Net increase (decrease) in net assets resulting from operations	702,670,453	(10,465,826)
Distributions to shareholders	(301,301,401)	(1,124,214,915)
Share transactions
Proceeds from sales of shares	401,081,505	378,787,782
Reinvestment of distributions	301,301,401	1,124,214,915
Cost of shares redeemed	(1,221,330,518)	(3,320,012,000)
Net increase (decrease) in net assets resulting from share transactions	(518,947,612)	(1,817,009,303)
Total increase (decrease) in net assets	(117,578,560)	(2,951,690,044)
Net Assets
Beginning of period	3,598,453,015	6,550,143,059
End of period	$3,480,874,455	$3,598,453,015
Other Information
Shares
Sold	39,640,867	30,970,396
Issued in reinvestment of distributions	30,042,877	117,674,923
Redeemed	(120,330,645)	(250,295,870)
Net increase (decrease)	(50,646,901)	(101,650,551)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series All-Sector Equity Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.35	$13.46	$12.33	$12.02	$13.80
Income from Investment Operations
Net investment income (loss)A	.17	.21	.18	.12	.12
Net realized and unrealized gain (loss)	1.78	(.79)	2.80	2.33	(.54)
Total from investment operations	1.95	(.58)	2.98	2.45	(.42)
Distributions from net investment income	(.18)	(.22)	(.19)	(.18)	(.14)B
Distributions from net realized gain	(.71)	(3.31)	(1.66)	(1.96)	(1.22)B
Total distributions	(.89)	(3.53)	(1.85)	(2.14)	(1.36)
Net asset value, end of period	$10.41	$9.35	$13.46	$12.33	$12.02
Total ReturnC	21.33%	(3.23)%	25.62%	21.03%	(3.55)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	.20%	.68%	.73%
Expenses net of fee waivers, if any	- %F	- %F	.20%	.68%	.73%
Expenses net of all reductions	- %F	- %F	.20%	.67%	.73%
Net investment income (loss)	1.68%	1.68%	1.37%	.95%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,480,874	$3,598,453	$6,550,143	$2,736,748	$4,418,280
Portfolio turnover rateG	59%	65%	61%	43%	66%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Stock Selector Large Cap Value Fund	13.98%	7.59%	10.84%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$20,887	Fidelity® Series Stock Selector Large Cap Value Fund
$22,277	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund gained 13.98%, underperforming the 14.88% advance of the benchmark Russell 1000® Value Index. Stock picking hurt the fund’s return versus the benchmark, especially within the materials sector, as well as the software & services and banking industries. The fund’s cash position of about 3%, on average, detracted against a backdrop of rising equity markets the past 12 months. In terms of individual stocks, not owning financial services giant and index component JPMorgan Chase (+32%) was the portfolio’s largest individual detractor. Notably, the company reported better-than-anticipated third- and fourth-quarter financial results owed in part to consumer strength, economic stabilization and receding U.S.-China trade tensions. An overweighting in chemicals giant DuPont de Nemours (-35%) also weighed on the fund’s relative result. The firm's management team took longer than investors expected with plans to split off some of the firm's businesses in 2019. Specifically, investors also worried about liabilities faced by DuPont and Chemours, a 2015 spinoff of DuPont, related to lawsuits tied to PFOA, a cancer-linked chemical formerly used to make Teflon non-stick coating. Conversely, favorable investment choices among energy stocks were a big positive, not owning large benchmark component and industry stalwart Exxon Mobil (-11%) in particular, which underperformed this period. An overweighting in multinational engineering firm Aecom (+57%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Bank of America Corp.	3.2
Capital One Financial Corp.	3.0
Johnson & Johnson	2.4
General Electric Co.	2.2
Procter & Gamble Co.	2.1
McDonald's Corp.	1.9
Wells Fargo & Co.	1.7
Citigroup, Inc.	1.6
Verizon Communications, Inc.	1.6
Berkshire Hathaway, Inc. Class B	1.6
21.3

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	23.1
Health Care	11.9
Industrials	9.8
Consumer Staples	8.6
Communication Services	7.8

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks and Equity Futures	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 9.0%

Fidelity® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	3,600,000	$135,432,000
Verizon Communications, Inc.	2,619,003	155,673,538
		291,105,538
Entertainment - 2.0%
Cinemark Holdings, Inc.	2,011,719	63,389,266
The Walt Disney Co.	982,824	135,934,387
		199,323,653
Media - 2.9%
CBS Corp. Class B	926,300	31,614,619
Comcast Corp. Class A	3,235,200	139,728,288
Interpublic Group of Companies, Inc.	5,312,300	120,589,210
		291,932,117

TOTAL COMMUNICATION SERVICES		782,361,308

CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.5%
Aptiv PLC	538,500	45,659,415
Automobiles - 0.6%
General Motors Co.	1,915,900	63,971,901
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	904,260	193,484,512
Royal Caribbean Cruises Ltd.	650,600	76,172,248
		269,656,760
Household Durables - 0.4%
Lennar Corp. Class A	636,000	42,204,960
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	699,300	60,888,051
Specialty Retail - 1.0%
Burlington Stores, Inc. (a)	256,490	55,778,880
Ulta Beauty, Inc. (a)	155,660	41,702,871
		97,481,751

TOTAL CONSUMER DISCRETIONARY		579,862,838

CONSUMER STAPLES - 8.6%
Beverages - 0.7%
The Coca-Cola Co.	1,079,500	63,042,800
Food & Staples Retailing - 1.5%
U.S. Foods Holding Corp. (a)	581,133	23,344,113
Walmart, Inc.	1,117,971	127,996,500
		151,340,613
Food Products - 2.1%
Conagra Brands, Inc.	755,000	24,854,600
General Mills, Inc.	638,500	33,342,470
Mondelez International, Inc.	1,826,752	104,819,030
Post Holdings, Inc. (a)	269,332	28,164,047
Tyson Foods, Inc. Class A	190,100	15,707,963
		206,888,110
Household Products - 3.0%
Colgate-Palmolive Co.	541,200	39,929,736
Kimberly-Clark Corp.	351,600	50,363,184
Procter & Gamble Co.	1,688,872	210,467,229
		300,760,149
Tobacco - 1.3%
Altria Group, Inc.	956,300	45,452,939
Philip Morris International, Inc.	1,038,346	85,871,214
		131,324,153

TOTAL CONSUMER STAPLES		853,355,825

ENERGY - 7.4%
Energy Equipment & Services - 0.3%
Baker Hughes, A GE Co. Class A	1,530,581	33,152,384
Oil, Gas & Consumable Fuels - 7.1%
BP PLC sponsored ADR	2,175,793	78,611,401
Cenovus Energy, Inc. (Canada)	10,517,985	91,557,494
Cheniere Energy, Inc. (a)	1,334,900	79,079,476
ConocoPhillips Co.	2,207,406	131,186,139
Hess Corp.	1,134,000	64,150,380
Noble Energy, Inc.	2,251,800	44,518,086
Suncor Energy, Inc.	3,714,700	113,540,589
Valero Energy Corp.	1,251,800	105,539,258
		708,182,823

TOTAL ENERGY		741,335,207

FINANCIALS - 23.1%
Banks - 9.5%
Bank of America Corp.	9,730,700	319,458,879
BB&T Corp.	1,747,671	90,127,393
Citigroup, Inc.	2,224,100	165,495,281
DNB ASA	2,125,800	37,406,241
First Horizon National Corp.	2,124,000	33,984,000
Huntington Bancshares, Inc.	3,446,600	46,770,362
KeyCorp	4,654,200	87,080,082
Wells Fargo & Co.	3,638,800	170,805,272
		951,127,510
Capital Markets - 3.7%
BlackRock, Inc. Class A	152,100	80,209,935
Cboe Global Markets, Inc.	641,800	79,082,596
E*TRADE Financial Corp.	419,000	17,857,780
Intercontinental Exchange, Inc.	605,100	60,352,674
Morgan Stanley	1,974,200	103,171,692
Virtu Financial, Inc. Class A (b)	1,362,458	22,739,424
		363,414,101
Consumer Finance - 3.8%
Ally Financial, Inc.	1,640,800	52,554,824
Capital One Financial Corp.	3,009,000	300,298,200
Synchrony Financial	892,800	28,935,648
		381,788,672
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	690,300	154,924,029
Insurance - 4.5%
American International Group, Inc.	1,787,930	89,861,362
Hartford Financial Services Group, Inc.	720,300	42,699,384
Marsh & McLennan Companies, Inc.	358,800	40,135,368
MetLife, Inc.	1,330,951	66,161,574
The Travelers Companies, Inc.	859,164	113,083,166
Willis Group Holdings PLC	459,900	97,172,271
		449,113,125

TOTAL FINANCIALS		2,300,367,437

HEALTH CARE - 11.9%
Biotechnology - 1.3%
Biogen, Inc. (a)	73,300	19,706,705
Ironwood Pharmaceuticals, Inc. Class A (a)	1,877,300	22,677,784
Regeneron Pharmaceuticals, Inc. (a)	123,100	41,600,414
Vertex Pharmaceuticals, Inc. (a)	226,400	51,404,120
		135,389,023
Health Care Equipment & Supplies - 4.7%
Abbott Laboratories	678,800	59,150,632
Becton, Dickinson & Co.	286,900	78,949,142
Boston Scientific Corp. (a)	1,253,400	52,479,858
Danaher Corp.	662,900	106,640,723
Envista Holdings Corp. (a)	1,234,200	36,519,978
Medtronic PLC	848,764	97,981,316
Zimmer Biomet Holdings, Inc.	229,900	34,002,210
		465,723,859
Health Care Providers & Services - 1.8%
Anthem, Inc.	270,100	71,652,128
CVS Health Corp.	817,236	55,424,946
Humana, Inc.	148,100	49,797,144
		176,874,218
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	99,600	31,193,724
Pharmaceuticals - 3.8%
Johnson & Johnson	1,645,606	244,981,365
Pfizer, Inc.	3,665,136	136,489,665
		381,471,030

TOTAL HEALTH CARE		1,190,651,854

INDUSTRIALS - 9.8%
Aerospace & Defense - 1.1%
General Dynamics Corp.	167,300	29,351,112
United Technologies Corp.	511,253	76,790,201
		106,141,313
Air Freight & Logistics - 0.6%
FedEx Corp.	437,221	63,239,645
Airlines - 0.6%
American Airlines Group, Inc.	2,309,415	61,984,699
Construction & Engineering - 1.1%
AECOM (a)	2,209,420	106,560,327
Electrical Equipment - 0.5%
Sensata Technologies, Inc. PLC (a)	975,598	46,116,517
Industrial Conglomerates - 2.2%
General Electric Co.	17,436,445	217,083,740
Machinery - 0.1%
Caterpillar, Inc.	70,500	9,260,175
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	28,958	34,626,934
Professional Services - 1.1%
Nielsen Holdings PLC	5,588,178	113,998,831
Road & Rail - 1.3%
Norfolk Southern Corp.	598,044	124,518,741
Trading Companies & Distributors - 0.9%
HD Supply Holdings, Inc. (a)	2,248,249	91,593,664

TOTAL INDUSTRIALS		975,124,586

INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	2,363,000	28,793,155
F5 Networks, Inc. (a)	224,900	27,464,788
		56,257,943
Electronic Equipment & Components - 0.2%
SYNNEX Corp.	143,200	19,727,232
IT Services - 3.0%
Amdocs Ltd.	660,569	47,527,940
Capgemini SA	447,200	55,721,911
Cognizant Technology Solutions Corp. Class A	860,100	52,792,938
IBM Corp.	762,600	109,608,498
Sabre Corp.	1,687,900	36,357,366
		302,008,653
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	1,818,000	116,224,740
Software - 1.4%
Nortonlifelock, Inc.	2,405,200	68,355,784
SS&C Technologies Holdings, Inc.	1,200,100	75,618,301
		143,974,085

TOTAL INFORMATION TECHNOLOGY		638,192,653

MATERIALS - 3.8%
Chemicals - 3.0%
DuPont de Nemours, Inc.	1,668,223	85,379,653
Nutrien Ltd.	813,300	34,716,123
Olin Corp.	5,417,500	80,558,225
The Chemours Co. LLC	2,664,800	36,960,776
The Mosaic Co.	1,818,140	36,071,898
Westlake Chemical Corp.	358,310	21,928,572
		295,615,247
Containers & Packaging - 0.8%
Crown Holdings, Inc. (a)	1,103,800	81,714,314

TOTAL MATERIALS		377,329,561

REAL ESTATE - 5.2%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Alexandria Real Estate Equities, Inc.	330,700	53,970,240
American Homes 4 Rent Class A	1,452,200	39,688,626
American Tower Corp.	226,384	52,462,228
Corporate Office Properties Trust (SBI)	983,477	29,278,110
Digital Realty Trust, Inc.	579,300	71,248,107
Prologis, Inc.	1,154,263	107,207,947
Store Capital Corp.	700,655	27,500,709
Welltower, Inc.	871,400	73,990,574
Weyerhaeuser Co.	1,187,400	34,375,230
		489,721,771
Real Estate Management & Development - 0.3%
Cushman & Wakefield PLC (a)	1,730,630	33,262,709

TOTAL REAL ESTATE		522,984,480

UTILITIES - 6.9%
Electric Utilities - 3.7%
Edison International	1,283,500	98,251,925
Entergy Corp.	658,800	86,645,376
Exelon Corp.	2,028,400	96,531,556
NextEra Energy, Inc.	315,267	84,554,609
		365,983,466
Independent Power and Renewable Electricity Producers - 1.2%
The AES Corp.	3,003,500	59,649,510
Vistra Energy Corp.	2,844,000	64,046,880
		123,696,390
Multi-Utilities - 2.0%
Dominion Energy, Inc.	1,140,500	97,797,875
Sempra Energy	599,099	96,239,263
		194,037,138

TOTAL UTILITIES		683,716,994

TOTAL COMMON STOCKS
(Cost $8,255,429,829)		9,645,282,743
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.56% to 1.57% 2/27/20 (c)
(Cost $4,654,734)	4,660,000	4,655,431
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund 1.58% (d)	330,728,567	$330,794,713
Fidelity Securities Lending Cash Central Fund 1.59% (d)(e)	11,322,818	11,323,950
TOTAL MONEY MARKET FUNDS
(Cost $342,117,802)		342,118,663
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $8,602,202,365)		9,992,056,837
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(18,409,241)
NET ASSETS - 100%		$9,973,647,596

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	1,628	March 2020	$107,016,580	$(1,012,358)	$(1,012,358)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,948,125.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,277,537
Fidelity Securities Lending Cash Central Fund	199,115
Total	$7,476,652

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$782,361,308	$782,361,308	$--	$--
Consumer Discretionary	579,862,838	579,862,838	--	--
Consumer Staples	853,355,825	853,355,825	--	--
Energy	741,335,207	741,335,207	--	--
Financials	2,300,367,437	2,300,367,437	--	--
Health Care	1,190,651,854	1,190,651,854	--	--
Industrials	975,124,586	940,497,652	34,626,934	--
Information Technology	638,192,653	638,192,653	--	--
Materials	377,329,561	377,329,561	--	--
Real Estate	522,984,480	522,984,480	--	--
Utilities	683,716,994	683,716,994	--	--
U.S. Government and Government Agency Obligations	4,655,431	--	4,655,431	--
Money Market Funds	342,118,663	342,118,663	--	--
Total Investments in Securities:	$9,992,056,837	$9,952,774,472	$39,282,365	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(1,012,358)	$(1,012,358)	$--	$--
Total Liabilities	$(1,012,358)	$(1,012,358)	$--	$--
Total Derivative Instruments:	$(1,012,358)	$(1,012,358)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,012,358)
Total Equity Risk	0	(1,012,358)
Total Value of Derivatives	$0	$(1,012,388)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $11,454,347) — See accompanying schedule: Unaffiliated issuers (cost $8,260,084,563)	$9,649,938,174
Fidelity Central Funds (cost $342,117,802)	342,118,663
Total Investment in Securities (cost $8,602,202,365)		$9,992,056,837
Receivable for investments sold		65,233,980
Receivable for fund shares sold		17,541,253
Dividends receivable		10,969,663
Distributions receivable from Fidelity Central Funds		400,994
Other receivables		12,975
Total assets		10,086,215,702
Liabilities
Payable to custodian bank	$1,633,918
Payable for investments purchased	66,044,181
Payable for fund shares redeemed	2,034,313
Payable for daily variation margin on futures contracts	1,921,040
Deferred dividend income	29,578,800
Other payables and accrued expenses	31,904
Collateral on securities loaned	11,323,950
Total liabilities		112,568,106
Net Assets		$9,973,647,596
Net Assets consist of:
Paid in capital		$8,446,931,633
Total accumulated earnings (loss)		1,526,715,963
Net Assets		$9,973,647,596
Net Asset Value, offering price and redemption price per share ($9,973,647,596 ÷ 800,335,199 shares)		$12.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$234,261,011
Interest		82,866
Income from Fidelity Central Funds (including $199,115 from security lending)		7,476,652
Total income		241,820,529
Expenses
Custodian fees and expenses	$85,222
Independent trustees' fees and expenses	57,038
Interest	14,364
Commitment fees	26,599
Total expenses		183,223
Net investment income (loss)		241,637,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	429,974,271
Fidelity Central Funds	39,307
Foreign currency transactions	46,434
Futures contracts	6,963,365
Total net realized gain (loss)		437,023,377
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	721,085,000
Fidelity Central Funds	(39,301)
Assets and liabilities in foreign currencies	(1,326)
Futures contracts	(2,139,942)
Total change in net unrealized appreciation (depreciation)		718,904,431
Net gain (loss)		1,155,927,808
Net increase (decrease) in net assets resulting from operations		$1,397,565,114

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$241,637,306	$237,322,270
Net realized gain (loss)	437,023,377	662,883,907
Change in net unrealized appreciation (depreciation)	718,90,431	(1,478,711,475)
Net increase (decrease) in net assets resulting from operations	1,397,565,114	(578,505,298)
Distributions to shareholders	(570,671,464)	(975,442,209)
Share transactions
Proceeds from sales of shares	1,185,143,827	704,125,905
Net asset value of shares issued in exchange for the net assets of Fidelity Advisor Series Stock Selector Large Cap Value Fund (note 11)	–	1,142,737,823
Reinvestment of distributions	570,671,463	975,442,209
Cost of shares redeemed	(3,140,079,084)	(1,223,137,140)
Net increase (decrease) in net assets resulting from share transactions	(1,384,263,794)	1,599,168,797
Total increase (decrease) in net assets	(557,370,144)	45,221,290
Net Assets
Beginning of period	10,531,017,740	10,485,796,450
End of period	$9,973,647,596	$10,531,017,740
Other Information
Shares
Sold	96,419,816	56,636,973
Issued in exchange for the shares of Fidelity Advisor Series Stock Selector Large Cap Value Fund (note 11)	–	86,505,464
Issued in reinvestment of distributions	46,089,849	86,317,969
Redeemed	(252,732,221)	(97,345,371)
Net increase (decrease)	(110,222,556)	132,115,035

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Stock Selector Large Cap Value Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.57	$13.47	$12.49	$10.38	$12.67
Income from Investment Operations
Net investment income (loss)A	.28	.29	.28B	.17	.18
Net realized and unrealized gain (loss)	1.33	(1.01)	1.63	2.25	(.96)
Total from investment operations	1.61	(.72)	1.91	2.42	(.78)
Distributions from net investment income	(.31)	(.27)	(.28)	(.16)	(.20)C
Distributions from net realized gain	(.41)	(.90)	(.65)	(.14)	(1.31)C
Total distributions	(.72)	(1.18)D	(.93)	(.31)E	(1.51)
Net asset value, end of period	$12.46	$11.57	$13.47	$12.49	$10.38
Total ReturnF	13.98%	(5.07)%	15.62%	23.49%	(6.69)%
Ratios to Average Net AssetsG,H
Expenses before reductions	- %I	- %I	.20%	.67%	.73%
Expenses net of fee waivers, if any	- %I	- %I	.20%	.67%	.73%
Expenses net of all reductions	- %I	- %I	.20%	.66%	.72%
Net investment income (loss)	2.32%	2.33%	2.13%B	1.51%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$9,973,648	$10,531,018	$10,485,796	$3,615,123	$2,860,230
Portfolio turnover rateJ	65%K	87%L	61%	54%	64%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.87%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.18 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.902 per share.

 E Total distributions of $.31 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.144 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Value Discovery Fund	10.95%	7.54%	9.79%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$19,508	Fidelity® Series Value Discovery Fund
$22,053	Russell 3000® Value Index

Fidelity® Series Value Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 10.95%, lagging the 14.14% increase in the benchmark Russell 3000® Value Index. Subpar security selection drove the fund's relative underperformance, especially in the financials, communication services and information technology sectors. In contrast, picks among consumer staples and materials stocks added value versus the benchmark. Individually, some of our biggest detractors were several stocks devoted to liquefied natural gas (LNG) transportation, particularly GasLog Partners (-50%) and Golar LNG Partners (-41%), due partly to deteriorating demand for LNG. We reduced the fund's allocation to both of these out-of-benchmark investments and were continuing to monitor our positions at period end. An overweight holding in media company Lions Gate Entertainment (-47%) detracted from the portfolio's relative return, as did semiconductor manufacturer Intel (+39%), a strong-performing benchmark component we declined to own in favor of other stocks we believed offered a superior risk/reward trade-off. Not owning financial giant JPMorgan Chase (+32%), another benchmark component, also detracted. On the positive side, shares of chocolate manufacturer Hershey (+37%) gained in response to the company's favorable sales growth and competitive position, among other qualities. I sold the stock in October 2019 in exchange for others offering better upside potential, in my opinion. In health care, a top-contributing stock was Centene (+20%), an overweighting and service provider to government-sponsored health care programs. The company, along with many other health care stocks, gained ground as investors' concern about radical future changes to federal health care policy diminished. Another relative contributor was our position in gas and electric provider Southern Company (+37%), which benefited along with broader strength in the utilities sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.4
Wells Fargo & Co.	3.3
Comcast Corp. Class A	3.2
U.S. Bancorp	2.5
PNC Financial Services Group, Inc.	2.4
Cigna Corp.	2.1
Chevron Corp.	2.1
Verizon Communications, Inc.	2.1
Amgen, Inc.	2.1
Exelon Corp.	2.1
25.3

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	24.9
Health Care	17.6
Communication Services	10.4
Consumer Staples	8.4
Energy	7.9

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks	95.9%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 16.0%

Fidelity® Series Value Discovery Fund

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
COMMUNICATION SERVICES - 10.4%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	2,681,541	$159,390,797
Entertainment - 2.0%
Activision Blizzard, Inc.	1,203,711	70,393,019
Electronic Arts, Inc. (a)	549,358	59,286,715
Lions Gate Entertainment Corp. Class B (a)	2,179,506	20,334,791
		150,014,525
Interactive Media & Services - 0.7%
Alphabet, Inc. Class A (a)	38,791	55,578,969
Media - 4.8%
Comcast Corp. Class A	5,613,604	242,451,557
Fox Corp. Class A	956,210	35,456,267
Interpublic Group of Companies, Inc.	3,569,414	81,025,698
		358,933,522
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	774,853	61,360,609

TOTAL COMMUNICATION SERVICES		785,278,422

CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.5%
Lear Corp.	331,413	40,823,453
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	1,350,047	45,307,577
Multiline Retail - 1.5%
Dollar General Corp.	717,739	110,108,340
Specialty Retail - 1.3%
Best Buy Co., Inc.	522,800	44,275,932
Lowe's Companies, Inc.	479,900	55,783,576
		100,059,508
Textiles, Apparel & Luxury Goods - 1.4%
PVH Corp.	744,785	64,922,908
Tapestry, Inc.	1,642,855	42,336,373
		107,259,281

TOTAL CONSUMER DISCRETIONARY		403,558,159

CONSUMER STAPLES - 8.4%
Beverages - 1.1%
C&C Group PLC (United Kingdom)	482,454	2,280,748
PepsiCo, Inc.	584,580	83,022,052
		85,302,800
Food & Staples Retailing - 4.0%
Kroger Co.	1,737,800	46,677,308
Sysco Corp.	1,166,224	95,793,639
U.S. Foods Holding Corp. (a)	1,005,630	40,396,157
Walmart, Inc.	1,028,843	117,792,235
		300,659,339
Food Products - 1.1%
Danone SA	927,948	74,258,549
Seaboard Corp.	1,319	5,085,550
		79,344,099
Personal Products - 0.6%
Unilever NV (NY Reg.)	825,348	48,101,281
Tobacco - 1.6%
Altria Group, Inc.	2,480,900	117,917,177

TOTAL CONSUMER STAPLES		631,324,696

ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
BP PLC sponsored ADR	1,681,300	60,745,369
Cabot Oil & Gas Corp.	3,569,600	50,295,664
Chevron Corp.	1,490,676	159,711,027
Dynagas LNG Partners LP	783,700	1,586,993
Exxon Mobil Corp.	685,665	42,593,510
GasLog Partners LP	2,360,773	24,174,316
Golar LNG Ltd.	1,155,233	11,113,341
Golar LNG Partners LP (b)	4,181,145	28,557,220
Hoegh LNG Partners LP	1,274,854	19,212,050
Parex Resources, Inc. (a)	2,191,900	34,698,734
Suncor Energy, Inc.	1,978,900	60,534,551
Teekay LNG Partners LP	2,561,496	32,915,224
Total SA sponsored ADR	1,175,000	57,093,250
		583,231,249
FINANCIALS - 24.9%
Banks - 11.3%
BB&T Corp.	2,100,300	108,312,471
Huntington Bancshares, Inc.	3,284,988	44,577,287
M&T Bank Corp.	515,844	86,930,031
PNC Financial Services Group, Inc.	1,211,815	180,015,118
U.S. Bancorp	3,510,553	186,831,631
Wells Fargo & Co.	5,249,022	246,389,093
		853,055,631
Capital Markets - 2.5%
Affiliated Managers Group, Inc.	467,631	37,340,335
Goldman Sachs Group, Inc.	261,649	62,207,050
Invesco Ltd.	1,348,324	23,326,005
State Street Corp.	869,739	65,778,361
		188,651,751
Consumer Finance - 2.1%
Capital One Financial Corp.	710,174	70,875,365
Discover Financial Services	1,122,734	84,351,005
		155,226,370
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	1,134,666	254,653,092
Insurance - 3.8%
Allstate Corp.	471,903	55,939,382
Chubb Ltd.	590,139	89,695,227
FNF Group	1,047,217	51,051,829
The Travelers Companies, Inc.	701,770	92,366,967
		289,053,405
Mortgage Real Estate Investment Trusts - 1.8%
AGNC Investment Corp.	3,367,813	62,607,644
MFA Financial, Inc.	9,884,990	77,102,922
		139,710,566

TOTAL FINANCIALS		1,880,350,815

HEALTH CARE - 17.6%
Biotechnology - 2.8%
AbbVie, Inc.	642,489	52,054,459
Amgen, Inc.	725,598	156,765,448
		208,819,907
Health Care Providers & Services - 8.8%
Anthem, Inc.	310,026	82,243,697
Centene Corp. (a)	2,296,003	144,211,948
Cigna Corp.	830,207	159,715,223
CVS Health Corp.	1,166,534	79,114,336
Humana, Inc.	160,422	53,940,293
UnitedHealth Group, Inc.	529,144	144,165,283
		663,390,780
Pharmaceuticals - 6.0%
Allergan PLC	627,094	117,040,824
Bristol-Myers Squibb Co.	2,420,248	152,354,612
Bristol-Myers Squibb Co. rights (a)	1,566,696	5,452,102
Roche Holding AG (participation certificate)	315,969	105,997,684
Sanofi SA sponsored ADR	1,515,278	73,142,469
		453,987,691

TOTAL HEALTH CARE		1,326,198,378

INDUSTRIALS - 6.2%
Aerospace & Defense - 1.4%
General Dynamics Corp.	582,317	102,161,694
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	534,100	39,010,664
Airlines - 0.5%
Alaska Air Group, Inc.	606,100	39,147,999
Building Products - 0.5%
Owens Corning	645,600	39,052,344
Electrical Equipment - 1.1%
Acuity Brands, Inc.	328,700	38,743,869
Vestas Wind Systems A/S	466,468	46,305,118
		85,048,987
Machinery - 1.5%
Ingersoll-Rand PLC	564,271	75,177,825
Oshkosh Corp.	445,700	38,348,028
		113,525,853
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	1,274,729	51,932,459

TOTAL INDUSTRIALS		469,880,000

INFORMATION TECHNOLOGY - 5.2%
Communications Equipment - 1.3%
Cisco Systems, Inc.	2,046,675	94,085,650
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	88,089	6,689,479
TE Connectivity Ltd.	1,006,638	92,791,891
		99,481,370
IT Services - 1.9%
Amdocs Ltd.	1,044,538	75,154,509
Cognizant Technology Solutions Corp. Class A	1,160,079	71,205,649
		146,360,158
Software - 0.7%
Nortonlifelock, Inc.	1,869,728	53,137,670

TOTAL INFORMATION TECHNOLOGY		393,064,848

MATERIALS - 2.3%
Containers & Packaging - 0.8%
Graphic Packaging Holding Co.	4,112,422	64,277,156
Metals & Mining - 1.5%
Newmont Corp.	2,494,329	112,394,465

TOTAL MATERIALS		176,671,621

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Simon Property Group, Inc.	423,394	56,374,911
Real Estate Management & Development - 1.6%
CBRE Group, Inc. (a)	1,937,372	118,276,561

TOTAL REAL ESTATE		174,651,472

UTILITIES - 5.0%
Electric Utilities - 5.0%
Exelon Corp.	3,288,806	156,514,278
OGE Energy Corp.	1,496,733	68,625,208
Southern Co.	2,168,576	152,667,750
		377,807,236
TOTAL COMMON STOCKS
(Cost $6,604,337,557)		7,202,016,896

Nonconvertible Preferred Stocks - 0.6%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Dynagas LNG Partners LP 9.00%	82,472	1,933,968
INFORMATION TECHNOLOGY - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
Samsung Electronics Co. Ltd.	1,173,020	45,694,966
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $48,588,789)		47,628,934

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)

(Cost $39,369,027)	39,369,027	17,432,605

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.58% (f)
(Cost $118,054,128)	118,030,522	118,054,128
TOTAL INVESTMENT IN SECURITIES - 97.7%
(Cost $6,810,349,501)		7,385,132,563
NET OTHER ASSETS (LIABILITIES) - 2.3%		171,858,281
NET ASSETS - 100%		$7,556,990,844

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,432,605 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 10/30/18	$39,369,027

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,520,000
Fidelity Securities Lending Cash Central Fund	73,367
Total	$5,593,367

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
GasLog Partners LP	$56,470,872	$3,060,935	$4,573,136	$5,460,982	$(2,121,812)	$(28,662,543)	$--
Golar LNG Partners LP	54,402,660	1,593,618	298,439	6,584,314	(697,832)	(26,442,787)	28,557,220
Hoegh LNG Partners LP	21,914,240	1,351,558	859,118	2,214,612	(239,646)	(2,954,984)	--
Total	$132,787,772	$6,006,111	$5,730,693	$14,259,908	$(3,059,290)	$(58,060,314)	$28,557,220

 (a) Includes the value of securities received through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$785,278,422	$785,278,422	$--	$--
Consumer Discretionary	403,558,159	403,558,159	--	--
Consumer Staples	631,324,696	557,066,147	74,258,549	--
Energy	585,165,217	585,165,217	--	--
Financials	1,880,350,815	1,880,350,815	--	--
Health Care	1,326,198,378	1,220,200,694	105,997,684	--
Industrials	469,880,000	423,574,882	46,305,118	--
Information Technology	438,759,814	393,064,848	45,694,966	--
Materials	176,671,621	176,671,621	--	--
Real Estate	174,651,472	174,651,472	--	--
Utilities	377,807,236	377,807,236	--	--
Other	17,432,605	--	--	17,432,605
Money Market Funds	118,054,128	118,054,128	--	--
Total Investments in Securities:	$7,385,132,563	$7,095,443,641	$272,256,317	$17,432,605

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.0%
Switzerland	3.8%
France	2.8%
Ireland	2.5%
Canada	1.6%
Marshall Islands	1.3%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,608,504,686)	$7,238,521,215
Fidelity Central Funds (cost $118,054,128)	118,054,128
Other affiliated issuers (cost $83,790,687)	28,557,220
Total Investment in Securities (cost $6,810,349,501)		$7,385,132,563
Restricted cash		2,281,364
Receivable for investments sold		5,371,020
Receivable for fund shares sold		183,619,247
Dividends receivable		9,388,765
Distributions receivable from Fidelity Central Funds		73,931
Other receivables		62,599
Total assets		7,585,929,489
Liabilities
Payable for investments purchased	$6,330,760
Payable for fund shares redeemed	130,146
Deferred dividend income	22,436,736
Other payables and accrued expenses	41,003
Total liabilities		28,938,645
Net Assets		$7,556,990,844
Net Assets consist of:
Paid in capital		$6,921,948,629
Total accumulated earnings (loss)		635,042,215
Net Assets		$7,556,990,844
Net Asset Value, offering price and redemption price per share ($7,556,990,844 ÷ 580,788,679 shares)		$13.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends (including $14,259,908 earned from other affiliated issuers)		$188,124,173
Income from Fidelity Central Funds (including $73,367 from security lending)		5,593,367
Total income		193,717,540
Expenses
Custodian fees and expenses	$111,605
Independent trustees' fees and expenses	42,500
Interest	8,580
Commitment fees	19,808
Total expenses before reductions	182,493
Expense reductions	(3,650)
Total expenses after reductions		178,843
Net investment income (loss)		193,538,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $67)	202,039,086
Fidelity Central Funds	2,127
Other affiliated issuers	(3,059,290)
Foreign currency transactions	(50,792)
Futures contracts	4,534,684
Total net realized gain (loss)		203,465,815
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $67)	483,629,933
Fidelity Central Funds	(3,144)
Other affiliated issuers	(58,060,314)
Assets and liabilities in foreign currencies	13,721
Futures contracts	(5,097,763)
Total change in net unrealized appreciation (depreciation)		420,482,433
Net gain (loss)		623,948,248
Net increase (decrease) in net assets resulting from operations		$817,486,945

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$193,538,697	$181,231,991
Net realized gain (loss)	203,465,815	266,026,896
Change in net unrealized appreciation (depreciation)	420,482,433	(959,923,116)
Net increase (decrease) in net assets resulting from operations	817,486,945	(512,664,229)
Distributions to shareholders	(296,535,267)	(488,658,856)
Share transactions
Proceeds from sales of shares	1,277,932,118	489,756,078
Net asset value of shares issued in exchange for the net assets of Fidelity Advisor Series Equity Value Fund (note 11)	–	1,141,600,514
Reinvestment of distributions	296,535,267	488,658,856
Cost of shares redeemed	(2,280,713,430)	(807,125,106)
Net increase (decrease) in net assets resulting from share transactions	(706,246,045)	1,312,890,342
Total increase (decrease) in net assets	(185,294,367)	311,567,257
Net Assets
Beginning of period	7,742,285,211	7,430,717,954
End of period	$7,556,990,844	$7,742,285,211
Other Information
Shares
Sold	97,940,472	37,884,354
Issued in exchange for the shares of Fidelity Advisor Series Equity Value Fund (note 11)	–	82,306,891
Issued in reinvestment of distributions	22,195,753	41,468,961
Redeemed	(174,379,368)	(61,689,584)
Net increase (decrease)	(54,243,143)	99,970,622

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Value Discovery Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.19	$13.89	$13.03	$10.83	$12.31
Income from Investment Operations
Net investment income (loss)A	.32	.32	.31	.27	.31
Net realized and unrealized gain (loss)	1.03	(1.20)	1.58	2.44	(.80)
Total from investment operations	1.35	(.88)	1.89	2.71	(.49)
Distributions from net investment income	(.34)	(.30)	(.25)B	(.26)	(.32)
Distributions from net realized gain	(.19)	(.52)	(.78)B	(.25)	(.67)
Total distributions	(.53)	(.82)	(1.03)	(.51)	(.99)
Net asset value, end of period	$13.01	$12.19	$13.89	$13.03	$10.83
Total ReturnC	10.95%	(6.12)%	15.05%	25.40%	(4.32)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	.27%	.62%	.62%
Expenses net of fee waivers, if any	- %F	- %F	.27%	.62%	.62%
Expenses net of all reductions	- %F	- %F	.26%	.62%	.62%
Net investment income (loss)	2.49%	2.47%	2.29%	2.21%	2.51%
Supplemental Data
Net assets, end of period (000 omitted)	$7,556,991	$7,742,285	$7,430,718	$5,063,707	$4,400,959
Portfolio turnover rateG	47%H	40%I	74%H	42%	41%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. For each Fund, a large, non-recurring dividend with a payable date of January 31, 2020 and an ex-date of February 3, 2020 is presented in the Statement of Assets and Liabilities as "Deferred dividend income". Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, market discount, certain deemed distributions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$2,414,520,925	$1,162,950,139	$(52,914,893)	$1,110,035,246
Fidelity Series Stock Selector Large Cap Value Fund	8,637,315,142	1,720,639,265	(365,897,570)	1,354,741,695
Fidelity Series Value Discovery Fund	6,824,478,051	947,529,582	(386,875,070)	560,654,512

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$24,374,247	$163,927,354	$1,109,972,504
Fidelity Series Stock Selector Large Cap Value Fund	50,603,468	121,372,126	1,354,740,369
Fidelity Series Value Discovery Fund	–	74,828,354	560,649,806

At period end, certain funds elected to defer to the next fiscal year end ordinary losses recognized during the period January 1, 2020 to January 31, 2020. Loss deferrals were as follows:

Fidelity Series Value Discovery Fund	$436,012

The tax character of distributions paid was as follows:

January 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$69,838,128	$231,463,273	$301,301,401
Fidelity Series Stock Selector Large Cap Value Fund	243,933,376	326,738,088	570,671,464
Fidelity Series Value Discovery Fund	267,386,243	29,149,024	296,535,267

January 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$86,417,134	$1,037,797,781	$1,124,214,915
Fidelity Series Stock Selector Large Cap Value Fund	229,498,154	745,944,055	975,442,209
Fidelity Series Value Discovery Fund	184,311,821	304,347,035	488,658,856

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Series Value Discovery Fund (the Fund) invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $19,713,969 in this Subsidiary, representing .26% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	2,074,042,349	2,715,771,699
Fidelity Series Stock Selector Large Cap Value Fund	6,483,009,028	8,499,350,652
Fidelity Series Value Discovery Fund	3,528,517,500	4,709,624,417

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$60,121
Fidelity Series Stock Selector Large Cap Value Fund	206,315
Fidelity Series Value Discovery Fund	75,151

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund	Borrower	$33,207,000	2.54%	$2,343
Fidelity Series Stock Selector Large Cap Value Fund	Borrower	$95,007,000	1.81%	$14,364
Fidelity Series Value Discovery Fund	Borrower	$174,022,000	1.77%	$8,580

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund received investments and cash in exchange for shares of the Fund. The amount of in-kind exchanges is included in the Fund's share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements.

	Shares	Value of investments and cash
Fidelity Series Stock Selector Large Cap Value Fund	37,578,396	$ 463,341,627
Fidelity Series Value Discovery Fund	23,888,120	$ 321,493,726

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Fidelity Series All-Sector Equity Fund	$17,102
Fidelity Series Stock Selector Large Cap Value Fund	13,115
Fidelity Series Value Discovery Fund	62,599

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$9,247
Fidelity Series Stock Selector Large Cap Value Fund	26,599
Fidelity Series Value Discovery Fund	19,808

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS
Fidelity Series All-Sector Equity Fund	$2,573	$40
Fidelity Series Stock Selector Large Cap Value Fund	$9,782	$128
Fidelity Series Value Discovery Fund	$2,420	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Value Discovery Fund	$3,650

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Prior Fiscal Year Merger Information.

On September 14, 2018, Fidelity Series Stock Selector Large Cap Value Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Stock Selector Large Cap Value Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date.

On September 21, 2018, Fidelity Series Value Discovery Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Equity Value Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date.

The reorganizations provide shareholders of each Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Combined total net assets after the acquisition are as follows:

Target Funds	Securities	Unrealized appreciation (depreciation)	Net Assets
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$1,141,814,114	$155,225,458	$1,142,737,823
Fidelity Advisor Series Equity Value Fund	1,146,283,856	130,414,969	1,141,600,514

Surviving Funds	Net assets	Total net assets after the acquisition
Fidelity Series Stock Selector Large Cap Value Fund	$10,008,538,109	$11,151,275,932
Fidelity Series Value Discovery Fund	7,203,814,366	8,345,414,880

Pro forma results of operations of the combined entity for the entire period ended January 31, 2019, as though each acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Surviving Funds	Net investment income (loss)	Total net realized gain (loss)	Total change in net unrealized appreciation (depreciation)	Net increase (decrease) in net assets resulting from operations
Fidelity Series Stock Selector Large Cap Value Fund	$254,718,097	$741,150,176	$(1,575,583,949)	$(579,715,676)
Fidelity Series Value Discovery Fund	200,459,630	284,494,276	(998,645,857)	(513,691,951)

Because each combined investment portfolio has been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in each Surviving Fund's Statement of Operations since the respective acquisition dates.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund:

Opinion on the Financial Statements and Financial Highlights

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

Basis for Opinions

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Report of Independent Registered Public Accounting Firm

To the Board Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Fidelity Series All-Sector Equity Fund	- %-C
Actual		$1,000.00	$1,103.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Stock Selector Large Cap Value Fund	- %-C
Actual		$1,000.00	$1,055.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Value Discovery Fund	- %-C
Actual		$1,000.00	$1,037.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series All-Sector Equity Fund	03/09/20	03/06/20	$0.007	$0.561
Fidelity Series Stock Selector Large Cap Value Fund	03/09/20	03/06/20	$0.009	$0.208
Fidelity Series Value Discovery Fund	03/09/20	03/06/20	$0.000	$0.131

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$353,311,617
Fidelity Series Stock Selector Large Cap Value Fund	$378,402,711
Fidelity Series Value Discovery Fund	$104,552,332

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series All-Sector Equity Fund
December, 2019	74%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2019	99%
December, 2019	78%
Fidelity Series Value Discovery Fund
December, 2019	50%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series All-Sector Equity Fund
December, 2019	79%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2019	100%
December, 2019	88%
Fidelity Series Value Discovery Fund
December, 2019	87%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for as a section 199A dividend:

Fidelity Series All-Sector Equity Fund
December, 2019	5%
Fidelity Series Stock Selector Large Cap Value Fund
March 2019	1%
December, 2019	7%
Fidelity Series Value Discovery Fund
December, 2019	9%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series All-Sector Equity Fund
Fidelity Series Value Discovery Fund
Fidelity Series Stock Selector Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, and considered each of Fidelity Series All-Sector Equity Fund's and Fidelity Series Value Discovery Fund's underperformance for different time periods ended June 30, 2019. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans. The Board noted that there were portfolio management changes for the Fidelity Series All-Sector Equity Fund in March 2019 and November 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that each fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR undertakes to pay all operating expenses of each fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for each fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the funds or the party responsible for making such payments under the current management contracts.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through May 31, 2022.

Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

EDT-LDT-ANN-0320
1.956971.107

Fidelity® Stock Selector Large Cap Value Fund

Annual Report

January 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.42%	6.04%	9.64%
Class M (incl. 3.50% sales charge)	8.65%	6.20%	9.57%
Class C (incl. contingent deferred sales charge)	10.96%	6.42%	9.40%
Fidelity® Stock Selector Large Cap Value Fund	13.24%	7.62%	10.61%
Class I	13.20%	7.58%	10.57%
Class Z	13.38%	7.68%	10.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$27,405	Fidelity® Stock Selector Large Cap Value Fund
$30,712	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes returned in a range between about 12% and 13% (excluding sales charges, if applicable), underperforming the 14.88% advance of the benchmark Russell 1000® Value Index. Stock picking hurt the fund’s return versus the benchmark, especially within the materials sector, as well as the software & services and banking industries. The fund’s cash position of about 3%, on average, hurt against a backdrop of rising equity markets the past 12 months. In terms of individual stocks, not owning financial services giant and index component JPMorgan Chase (+32%) was the portfolio’s largest individual detractor. Notably, the company reported better-than-anticipated third- and fourth-quarter financial results owed in part to consumer strength, economic stabilization and receding U.S.-China trade tensions. An overweighting in chemicals giant DuPont de Nemours (-35%) also weighed on the fund’s relative result. The firm's management team took longer than investors expected with plans to split off some of the firm's businesses in 2019. Specifically, investors also worried about liabilities faced by DuPont and Chemours, a 2015 spinoff of DuPont, related to lawsuits tied to PFOA, a cancer-linked chemical formerly used to make Teflon non-stick coating. Conversely, favorable investment choices among energy stocks were a big positive, not owning large benchmark component and industry stalwart Exxon Mobil (-11%) in particular, which underperformed this period. An overweighting in multinational engineering firm Aecom (+53%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Bank of America Corp.	3.1
Capital One Financial Corp.	2.8
Johnson & Johnson	2.5
Berkshire Hathaway, Inc. Class B	2.4
General Electric Co.	2.2
Procter & Gamble Co.	2.2
McDonald's Corp.	1.9
Citigroup, Inc.	1.8
Wells Fargo & Co.	1.6
Verizon Communications, Inc.	1.6
22.1

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	23.4
Health Care	12.1
Industrials	9.8
Consumer Staples	8.7
Communication Services	8.0

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks and Equity Futures	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 9.2%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	182,700	$6,873,174
Verizon Communications, Inc.	132,863	7,897,377
		14,770,551
Entertainment - 2.0%
Cinemark Holdings, Inc.	102,200	3,220,322
The Walt Disney Co.	49,985	6,913,425
		10,133,747
Media - 3.0%
CBS Corp. Class B	47,000	1,604,110
Comcast Corp. Class A	164,148	7,089,552
Interpublic Group of Companies, Inc.	269,579	6,119,443
		14,813,105

TOTAL COMMUNICATION SERVICES		39,717,403

CONSUMER DISCRETIONARY - 5.9%
Auto Components - 0.5%
Aptiv PLC	27,130	2,300,353
Automobiles - 0.7%
General Motors Co.	96,540	3,223,471
Hotels, Restaurants & Leisure - 2.7%
McDonald's Corp.	45,560	9,748,473
Royal Caribbean Cruises Ltd.	32,780	3,837,882
		13,586,355
Household Durables - 0.4%
Lennar Corp. Class A	32,050	2,126,838
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	35,240	3,068,347
Specialty Retail - 1.0%
Burlington Stores, Inc. (a)	12,921	2,809,930
Ulta Beauty, Inc. (a)	7,840	2,100,414
		4,910,344

TOTAL CONSUMER DISCRETIONARY		29,215,708

CONSUMER STAPLES - 8.7%
Beverages - 0.7%
The Coca-Cola Co.	54,700	3,194,480
Food & Staples Retailing - 1.5%
U.S. Foods Holding Corp. (a)	29,465	1,183,609
Walmart, Inc.	56,745	6,496,735
		7,680,344
Food Products - 2.1%
Conagra Brands, Inc.	38,300	1,260,836
General Mills, Inc.	32,400	1,691,928
Mondelez International, Inc.	92,600	5,313,388
Post Holdings, Inc. (a)	13,685	1,431,040
Tyson Foods, Inc. Class A	9,600	793,248
		10,490,440
Household Products - 3.1%
Colgate-Palmolive Co.	27,400	2,021,572
Kimberly-Clark Corp.	17,800	2,549,672
Procter & Gamble Co.	85,680	10,677,442
		15,248,686
Tobacco - 1.3%
Altria Group, Inc.	48,500	2,305,205
Philip Morris International, Inc.	52,700	4,358,290
		6,663,495

TOTAL CONSUMER STAPLES		43,277,445

ENERGY - 7.5%
Energy Equipment & Services - 0.3%
Baker Hughes, A GE Co. Class A	78,000	1,689,480
Oil, Gas & Consumable Fuels - 7.2%
BP PLC sponsored ADR	110,843	4,004,758
Cenovus Energy, Inc. (Canada)	499,400	4,347,203
Cheniere Energy, Inc. (a)	68,000	4,028,320
ConocoPhillips Co.	111,800	6,644,274
Hess Corp.	57,600	3,258,432
Noble Energy, Inc.	114,700	2,267,619
Suncor Energy, Inc.	189,300	5,785,994
Valero Energy Corp.	63,100	5,319,961
		35,656,561

TOTAL ENERGY		37,346,041

FINANCIALS - 23.4%
Banks - 9.3%
Bank of America Corp.	471,200	15,469,497
BB&T Corp.	79,767	4,113,584
Citigroup, Inc.	118,400	8,810,144
DNB ASA	103,000	1,812,420
First Horizon National Corp.	97,900	1,566,400
Huntington Bancshares, Inc.	193,700	2,628,509
KeyCorp	201,600	3,771,936
Wells Fargo & Co.	176,000	8,261,440
		46,433,930
Capital Markets - 3.4%
BlackRock, Inc. Class A	6,800	3,585,980
Cboe Global Markets, Inc.	36,900	4,546,818
E*TRADE Financial Corp.	24,500	1,044,190
Intercontinental Exchange, Inc.	23,200	2,313,968
Morgan Stanley	80,800	4,222,608
Virtu Financial, Inc. Class A (b)	72,300	1,206,687
		16,920,251
Consumer Finance - 3.8%
Ally Financial, Inc.	79,600	2,549,588
Capital One Financial Corp.	139,400	13,912,120
Synchrony Financial	70,600	2,288,146
		18,749,854
Diversified Financial Services - 2.4%
Berkshire Hathaway, Inc. Class B (a)	54,457	12,221,785
Insurance - 4.5%
American International Group, Inc.	103,170	5,185,324
Hartford Financial Services Group, Inc.	30,000	1,778,400
Marsh & McLennan Companies, Inc.	16,900	1,890,434
MetLife, Inc.	82,000	4,076,220
The Travelers Companies, Inc.	40,100	5,277,962
Willis Group Holdings PLC	21,000	4,437,090
		22,645,430

TOTAL FINANCIALS		116,971,250

HEALTH CARE - 12.1%
Biotechnology - 1.4%
Biogen, Inc. (a)	3,700	994,745
Ironwood Pharmaceuticals, Inc. Class A (a)	95,400	1,152,432
Regeneron Pharmaceuticals, Inc. (a)	6,300	2,129,022
Vertex Pharmaceuticals, Inc. (a)	11,500	2,611,075
		6,887,274
Health Care Equipment & Supplies - 4.7%
Abbott Laboratories	34,500	3,006,330
Becton, Dickinson & Co.	14,600	4,017,628
Boston Scientific Corp. (a)	63,900	2,675,493
Danaher Corp.	33,800	5,437,406
Envista Holdings Corp. (a)	62,700	1,855,293
Medtronic PLC	43,220	4,989,317
Zimmer Biomet Holdings, Inc.	11,700	1,730,430
		23,711,897
Health Care Providers & Services - 1.8%
Anthem, Inc.	13,700	3,634,336
CVS Health Corp.	41,634	2,823,618
Humana, Inc.	7,500	2,521,800
		8,979,754
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.	5,100	1,597,269
Pharmaceuticals - 3.9%
Johnson & Johnson	83,585	12,443,299
Pfizer, Inc.	186,871	6,959,076
		19,402,375

TOTAL HEALTH CARE		60,578,569

INDUSTRIALS - 9.8%
Aerospace & Defense - 1.1%
General Dynamics Corp.	8,544	1,498,959
United Technologies Corp.	25,696	3,859,539
		5,358,498
Air Freight & Logistics - 0.6%
FedEx Corp.	22,000	3,182,080
Airlines - 0.6%
American Airlines Group, Inc.	115,918	3,111,239
Construction & Engineering - 1.1%
AECOM (a)	112,530	5,427,322
Electrical Equipment - 0.5%
Sensata Technologies, Inc. PLC (a)	48,986	2,315,568
Industrial Conglomerates - 2.2%
General Electric Co.	889,852	11,078,657
Machinery - 0.1%
Caterpillar, Inc.	3,600	472,860
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	1,456	1,741,032
Professional Services - 1.2%
Nielsen Holdings PLC	284,478	5,803,351
Road & Rail - 1.3%
Norfolk Southern Corp.	30,058	6,258,376
Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. (a)	102,299	4,167,661

TOTAL INDUSTRIALS		48,916,644

INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	118,500	1,443,923
F5 Networks, Inc. (a)	11,300	1,379,956
		2,823,879
Electronic Equipment & Components - 0.2%
SYNNEX Corp.	7,200	991,872
IT Services - 3.0%
Amdocs Ltd.	33,150	2,385,143
Capgemini SA	22,400	2,791,080
Cognizant Technology Solutions Corp. Class A	43,100	2,645,478
IBM Corp.	38,300	5,504,859
Sabre Corp.	84,700	1,824,438
		15,150,998
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	91,200	5,830,416
Software - 1.4%
Nortonlifelock, Inc.	120,700	3,430,294
SS&C Technologies Holdings, Inc.	60,200	3,793,202
		7,223,496

TOTAL INFORMATION TECHNOLOGY		32,020,661

MATERIALS - 3.6%
Chemicals - 2.8%
DuPont de Nemours, Inc.	80,247	4,107,041
Nutrien Ltd.	39,100	1,669,003
Olin Corp.	260,600	3,875,122
The Chemours Co. LLC	128,200	1,778,134
The Mosaic Co.	87,440	1,734,810
Westlake Chemical Corp.	17,235	1,054,782
		14,218,892
Containers & Packaging - 0.8%
Crown Holdings, Inc. (a)	53,100	3,930,993

TOTAL MATERIALS		18,149,885

REAL ESTATE - 5.3%
Equity Real Estate Investment Trusts (REITs) - 5.0%
Alexandria Real Estate Equities, Inc.	19,200	3,133,440
American Homes 4 Rent Class A	76,000	2,077,080
American Tower Corp.	10,700	2,479,618
Corporate Office Properties Trust (SBI)	59,800	1,780,246
Digital Realty Trust, Inc.	26,500	3,259,235
Prologis, Inc.	59,600	5,535,648
Store Capital Corp.	37,918	1,488,282
Welltower, Inc.	43,100	3,659,621
Weyerhaeuser Co.	53,700	1,554,615
		24,967,785
Real Estate Management & Development - 0.3%
Cushman & Wakefield PLC (a)	86,400	1,660,608

TOTAL REAL ESTATE		26,628,393

UTILITIES - 6.9%
Electric Utilities - 3.7%
Edison International	64,600	4,945,130
Entergy Corp.	33,200	4,366,464
Exelon Corp.	102,100	4,858,939
NextEra Energy, Inc.	15,810	4,240,242
		18,410,775
Independent Power and Renewable Electricity Producers - 1.2%
The AES Corp.	151,100	3,000,846
Vistra Energy Corp.	143,100	3,222,612
		6,223,458
Multi-Utilities - 2.0%
Dominion Energy, Inc.	57,400	4,922,050
Sempra Energy	30,150	4,843,296
		9,765,346

TOTAL UTILITIES		34,399,579

TOTAL COMMON STOCKS
(Cost $458,514,412)		487,221,578
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.54% to 1.56% 2/27/20 to 3/12/20 (c)
(Cost $159,773)	160,000	159,792
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund 1.58% (d)	13,394,301	$13,396,980
Fidelity Securities Lending Cash Central Fund 1.59% (d)(e)	1,131,787	1,131,900
TOTAL MONEY MARKET FUNDS
(Cost $14,528,650)		14,528,880
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $473,202,835)		501,910,250
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(2,626,254)
NET ASSETS - 100%		$499,283,996

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	29	March 2020	$1,906,315	$(43,942)	$(43,942)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $159,792.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$602,706
Fidelity Securities Lending Cash Central Fund	11,762
Total	$614,468

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$39,717,403	$39,717,403	$--	$--
Consumer Discretionary	29,215,708	29,215,708	--	--
Consumer Staples	43,277,445	43,277,445	--	--
Energy	37,346,041	37,346,041	--	--
Financials	116,971,250	116,971,250	--	--
Health Care	60,578,569	60,578,569	--	--
Industrials	48,916,644	47,175,612	1,741,032	--
Information Technology	32,020,661	32,020,661	--	--
Materials	18,149,885	18,149,885	--	--
Real Estate	26,628,393	26,628,393	--	--
Utilities	34,399,579	34,399,579	--	--
U.S. Government and Government Agency Obligations	159,792	--	159,792	--
Money Market Funds	14,528,880	14,528,880	--	--
Total Investments in Securities:	$501,910,250	$500,009,426	$1,900,824	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(43,942)	$(43,942)	$--	$--
Total Liabilities	$(43,942)	$(43,942)	$--	$--
Total Derivative Instruments:	$(43,942)	$(43,942)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(43,942)
Total Equity Risk	0	(43,942)
Total Value of Derivatives	$0	$(43,942)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,144,934) — See accompanying schedule: Unaffiliated issuers (cost $458,674,185)	$487,381,370
Fidelity Central Funds (cost $14,528,650)	14,528,880
Total Investment in Securities (cost $473,202,835)		$501,910,250
Cash		43,929
Receivable for investments sold		3,340,304
Receivable for fund shares sold		90,280
Dividends receivable		555,975
Distributions receivable from Fidelity Central Funds		17,763
Prepaid expenses		1,101
Other receivables		17,332
Total assets		505,976,934
Liabilities
Payable for investments purchased	$3,367,371
Payable for fund shares redeemed	355,366
Accrued management fee	154,651
Distribution and service plan fees payable	17,400
Payable for daily variation margin on futures contracts	40,347
Other affiliated payables	84,956
Other payables and accrued expenses	58,947
Collateral on securities loaned	1,131,900
Deferred dividend income	1,482,000
Total liabilities		6,692,938
Net Assets		$499,283,996
Net Assets consist of:
Paid in capital		$473,210,890
Total accumulated earnings (loss)		26,073,106
Net Assets		$499,283,996
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($25,576,497 ÷ 1,222,462 shares)(a)		$20.92
Maximum offering price per share (100/94.25 of $20.92)		$22.20
Class M:
Net Asset Value and redemption price per share ($10,385,344 ÷ 497,407 shares)(a)		$20.88
Maximum offering price per share (100/96.50 of $20.88)		$21.64
Class C:
Net Asset Value and offering price per share ($8,812,924 ÷ 431,933 shares)(a)		$20.40
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($432,154,443 ÷ 20,470,940 shares)		$21.11
Class I:
Net Asset Value, offering price and redemption price per share ($9,450,285 ÷ 445,287 shares)		$21.22
Class Z:
Net Asset Value, offering price and redemption price per share ($12,904,503 ÷ 615,412 shares)		$20.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$18,954,593
Interest		7,862
Income from Fidelity Central Funds (including $11,762 from security lending)		614,468
Total income		19,576,923
Expenses
Management fee
Basic fee	$4,420,243
Performance adjustment	(979,840)
Transfer agent fees	1,429,722
Distribution and service plan fees	196,695
Accounting and security lending fees	283,870
Custodian fees and expenses	30,609
Independent trustees' fees and expenses	4,814
Registration fees	86,008
Audit	57,097
Legal	5,710
Miscellaneous	6,278
Total expenses before reductions	5,541,206
Expense reductions	(57,858)
Total expenses after reductions		5,483,348
Net investment income (loss)		14,093,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,591,638
Redemptions in-kind with affiliated entities	45,639,734
Fidelity Central Funds	1
Foreign currency transactions	1,949
Futures contracts	1,750,885
Total net realized gain (loss)		52,984,207
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	27,702,503
Assets and liabilities in foreign currencies	(109)
Futures contracts	(43,942)
Total change in net unrealized appreciation (depreciation)		27,658,452
Net gain (loss)		80,642,659
Net increase (decrease) in net assets resulting from operations		$94,736,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,093,575	$15,947,572
Net realized gain (loss)	52,984,207	48,774,750
Change in net unrealized appreciation (depreciation)	27,658,452	(121,766,269)
Net increase (decrease) in net assets resulting from operations	94,736,234	(57,043,947)
Distributions to shareholders	(7,816,909)	(62,736,837)
Share transactions - net increase (decrease)	(537,512,895)	(87,164,437)
Total increase (decrease) in net assets	(450,593,570)	(206,945,221)
Net Assets
Beginning of period	949,877,566	1,156,822,787
End of period	$499,283,996	$949,877,566

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.80	$21.26	$18.63	$15.37	$16.41
Income from Investment Operations
Net investment income (loss)A	.29	.26	.25B	.19	.15
Net realized and unrealized gain (loss)	2.14	(1.45)	2.54	3.27	(1.03)
Total from investment operations	2.43	(1.19)	2.79	3.46	(.88)
Distributions from net investment income	(.31)	(.24)	(.16)	(.20)	(.16)
Distributions from net realized gain	–	(1.03)	–	–	–
Total distributions	(.31)	(1.27)	(.16)	(.20)	(.16)
Net asset value, end of period	$20.92	$18.80	$21.26	$18.63	$15.37
Total ReturnC,D	12.92%	(5.46)%	15.02%	22.48%	(5.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.96%	1.02%	1.05%	1.10%
Expenses net of fee waivers, if any	.93%	.96%	1.02%	1.05%	1.10%
Expenses net of all reductions	.93%	.95%	1.01%	1.05%	1.09%
Net investment income (loss)	1.45%	1.28%	1.27%B	1.10%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$25,576	$25,204	$27,297	$31,054	$24,201
Portfolio turnover rateG	68%H	92%	90%	51%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.77	$21.24	$18.61	$15.36	$16.40
Income from Investment Operations
Net investment income (loss)A	.23	.19	.19B	.13	.10
Net realized and unrealized gain (loss)	2.13	(1.44)	2.54	3.26	(1.03)
Total from investment operations	2.36	(1.25)	2.73	3.39	(.93)
Distributions from net investment income	(.25)	(.18)	(.10)	(.14)	(.11)
Distributions from net realized gain	–	(1.03)	–	–	–
Total distributions	(.25)	(1.22)C	(.10)	(.14)	(.11)
Net asset value, end of period	$20.88	$18.77	$21.24	$18.61	$15.36
Total ReturnD,E	12.59%	(5.78)%	14.70%	22.04%	(5.71)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.28%	1.34%	1.39%	1.42%
Expenses net of fee waivers, if any	1.23%	1.28%	1.34%	1.39%	1.42%
Expenses net of all reductions	1.23%	1.27%	1.33%	1.39%	1.41%
Net investment income (loss)	1.15%	.96%	.95%B	.76%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$10,385	$9,542	$10,615	$10,704	$9,515
Portfolio turnover rateH	68%I	92%	90%	51%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 C Total distributions of $1.22 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.032 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.37	$20.81	$18.25	$15.09	$16.18
Income from Investment Operations
Net investment income (loss)A	.12	.09	.08B	.05	.01
Net realized and unrealized gain (loss)	2.08	(1.42)	2.49	3.18	(1.00)
Total from investment operations	2.20	(1.33)	2.57	3.23	(.99)
Distributions from net investment income	(.17)	(.08)	(.01)	(.07)	(.10)
Distributions from net realized gain	–	(1.03)	–	–	–
Total distributions	(.17)	(1.11)	(.01)	(.07)	(.10)
Net asset value, end of period	$20.40	$18.37	$20.81	$18.25	$15.09
Total ReturnC,D	11.96%	(6.26)%	14.07%	21.43%	(6.13)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.78%	1.80%	1.86%	1.88%	1.93%
Expenses net of fee waivers, if any	1.77%	1.80%	1.85%	1.88%	1.93%
Expenses net of all reductions	1.77%	1.79%	1.85%	1.87%	1.93%
Net investment income (loss)	.61%	.44%	.43%B	.27%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$8,813	$9,813	$10,703	$10,802	$8,956
Portfolio turnover rateG	68%H	92%	90%	51%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.94	$21.41	$18.76	$15.47	$16.51
Income from Investment Operations
Net investment income (loss)A	.35	.32	.31B	.24	.20
Net realized and unrealized gain (loss)	2.16	(1.46)	2.57	3.29	(1.03)
Total from investment operations	2.51	(1.14)	2.88	3.53	(.83)
Distributions from net investment income	(.34)	(.29)	(.23)	(.24)	(.21)
Distributions from net realized gain	–	(1.03)	–	–	–
Total distributions	(.34)	(1.33)C	(.23)	(.24)	(.21)
Net asset value, end of period	$21.11	$18.94	$21.41	$18.76	$15.47
Total ReturnD	13.24%	(5.20)%	15.39%	22.82%	(5.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.67%	.73%	.77%	.81%
Expenses net of fee waivers, if any	.64%	.67%	.73%	.77%	.81%
Expenses net of all reductions	.64%	.66%	.72%	.76%	.80%
Net investment income (loss)	1.74%	1.57%	1.56%B	1.38%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$432,154	$806,342	$989,001	$703,722	$644,182
Portfolio turnover rateG	68%H	92%	90%	51%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 C Total distributions of $1.33 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $1.032 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$21.28	$18.66	$15.40	$16.44
Income from Investment Operations
Net investment income (loss)A	.34	.31	.30B	.23	.20
Net realized and unrealized gain (loss)	2.14	(1.45)	2.55	3.27	(1.04)
Total from investment operations	2.48	(1.14)	2.85	3.50	(.84)
Distributions from net investment income	(.08)	(.29)	(.23)	(.24)	(.20)
Distributions from net realized gain	–	(1.03)	–	–	–
Total distributions	(.08)	(1.32)	(.23)	(.24)	(.20)
Net asset value, end of period	$21.22	$18.82	$21.28	$18.66	$15.40
Total ReturnC	13.20%	(5.20)%	15.33%	22.72%	(5.14)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.69%	.76%	.84%	.82%
Expenses net of fee waivers, if any	.66%	.69%	.76%	.84%	.82%
Expenses net of all reductions	.66%	.68%	.75%	.84%	.81%
Net investment income (loss)	1.72%	1.55%	1.53%B	1.30%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$9,450	$98,119	$118,319	$11,273	$6,164
Portfolio turnover rateF	68%G	92%	90%	51%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$21.30	$18.64
Income from Investment Operations
Net investment income (loss)B	.38	.34	.34C
Net realized and unrealized gain (loss)	2.14	(1.45)	2.57
Total from investment operations	2.52	(1.11)	2.91
Distributions from net investment income	(.39)	(.32)	(.25)
Distributions from net realized gain	–	(1.03)	–
Total distributions	(.39)	(1.35)	(.25)
Net asset value, end of period	$20.97	$18.84	$21.30
Total ReturnD	13.38%	(5.04)%	15.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.52%	.55%	.60%
Expenses net of fee waivers, if any	.52%	.55%	.60%
Expenses net of all reductions	.51%	.54%	.59%
Net investment income (loss)	1.86%	1.70%	1.68%C
Supplemental Data
Net assets, end of period (000 omitted)	$12,905	$858	$888
Portfolio turnover rateG	68%H	92%	90%

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. A large, non-recurring dividend with a payable date of January 31, 2020 and an ex-date of February 3, 2020 is presented in the Statement of Assets and Liabilities as "Deferred dividend income". Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, redemptions in kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$53,336,729
Gross unrealized depreciation	(29,681,523)
Net unrealized appreciation (depreciation)	$23,655,206
Tax Cost	$478,255,044

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,418,008
Net unrealized appreciation (depreciation) on securities and other investments	$23,655,097

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$7,816,909	$ 19,901,690
Long-term Capital Gains	–	42,835,147
Total	$7,816,909	$ 62,736,837

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $536,888,104 and $592,700,694, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .42% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$62,384	$1,189
Class M	.25%	.25%	49,950	484
Class C	.75%	.25%	84,361	8,433
			$196,695	$10,106

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,983
Class M	1,326
Class C(a)	968
$8,277

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$52,236.21
Class M	26,069.26
Class C	24,976.30
Stock Selector Large Cap Value	1,184,900.17
Class I	138,859.19
Class Z	2,682.04
	$1,429,722

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Stock Selector Large Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Stock Selector Large Cap Value Fund	$15,492

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 22,911,566 shares of the Fund were redeemed in-kind for investments and cash with a value of $463,341,627. The net realized gain of $45,639,734 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,446.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,217 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $639. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $59 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,761 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,647.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $7,450 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2020	Year ended January 31, 2019
Distributions to shareholders
Class A	$376,526	$1,484,646
Class M	124,103	591,114
Class C	73,576	493,332
Stock Selector Large Cap Value	6,974,541	53,627,596
Class I	38,278	6,488,440
Class Z	229,885	51,709
Total	$7,816,909	$62,736,837

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2020	Year ended January 31, 2019	Year ended January 31, 2020	Year ended January 31, 2019
Class A
Shares sold	272,583	234,115	$5,444,751	$4,439,388
Reinvestment of distributions	16,942	76,506	356,457	1,405,420
Shares redeemed	(407,710)	(253,896)	(8,121,788)	(5,115,380)
Net increase (decrease)	(118,185)	56,725	$(2,320,580)	$729,428
Class M
Shares sold	52,572	62,410	$1,061,174	$1,246,554
Reinvestment of distributions	5,893	32,124	123,762	589,481
Shares redeemed	(69,435)	(86,013)	(1,393,986)	(1,706,074)
Net increase (decrease)	(10,970)	8,521	$(209,050)	$129,961
Class C
Shares sold	117,640	121,071	$2,317,618	$2,229,406
Reinvestment of distributions	3,552	27,181	72,960	488,438
Shares redeemed	(223,436)	(128,443)	(4,307,137)	(2,505,335)
Net increase (decrease)	(102,244)	19,809	$(1,916,559)	$212,509
Stock Selector Large Cap Value
Shares sold	3,286,805	4,057,401	$65,276,805	$79,972,379
Reinvestment of distributions	312,906	2,830,522	6,639,858	52,364,656
Shares redeemed	(25,706,426)(a)	(10,510,704)	(519,914,728)(a)	(212,617,692)
Net increase (decrease)	(22,106,715)	(3,622,781)	$(447,998,065)	$(80,280,657)
Class I
Shares sold	584,249	736,639	$11,412,152	$14,368,319
Reinvestment of distributions	871	335,385	18,584	6,164,368
Shares redeemed	(5,353,625)(a)	(1,417,982)	(107,597,098)(a)	(28,541,232)
Net increase (decrease)	(4,768,505)	(345,958)	$(96,166,362)	$(8,008,545)
Class Z
Shares sold	614,598	84,527	$11,995,991	$1,680,407
Reinvestment of distributions	10,810	2,600	227,875	47,820
Shares redeemed	(55,521)	(83,298)	(1,126,145)	(1,675,360)
Net increase (decrease)	569,887	3,829	$11,097,721	$52,867

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Class A	.92%
Actual		$1,000.00	$1,050.40	$4.75
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class M	1.22%
Actual		$1,000.00	$1,049.30	$6.30
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class C	1.76%
Actual		$1,000.00	$1,046.20	$9.08
Hypothetical-C		$1,000.00	$1,016.33	$8.94
Stock Selector Large Cap Value	.63%
Actual		$1,000.00	$1,052.40	$3.26
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Class I	.64%
Actual		$1,000.00	$1,052.00	$3.31
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Class Z	.52%
Actual		$1,000.00	$1,052.70	$2.69
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $2,653,738, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector Large Cap Value Fund

2019 Total Return % vs. Morningstar Large Value and Russell 1000 Value:

75% beaten
25% beaten
Benchmark
Retail Class
Class C
10.00
8.00
6.00
4.00
2.00
8.99
8.46
6.80
5.60
3.39
1 Year
40.0
35.0
30.0
25.0
37.6
33.8
30.0
29.3
25.0
3 Year
50.0
45.0
40.0
35.0
30.0
25.0
45.8
43.3
36.5
32.7
29.0
5 Year

% Beaten

Retail Class	58%	23%	38%
Class A	56%	19%	30%
Class C	46%	10%	14%
Class I	58%	22%	36%
Class M	53%	14%	22%
Class Z	59%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Stock Selector Large Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

LCV-ANN-0320
1.900194.110

Fidelity® Mid Cap Value Fund

Annual Report

January 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.36)%	2.62%	10.12%
Class M (incl. 3.50% sales charge)	1.75%	2.83%	10.08%
Class C (incl. contingent deferred sales charge)	3.96%	3.08%	9.96%
Fidelity® Mid Cap Value Fund	6.03%	4.15%	11.11%
Class I	6.01%	4.13%	11.09%
Class Z	6.19%	4.22%	11.13%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$28,676	Fidelity® Mid Cap Value Fund
$32,485	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 6%, lagging the 12.96% advance of the benchmark Russell Midcap® Value Index. The fund’s value bias meant it was underexposed to expensive, low-volatility benchmark components, which outperformed the past 12 months, and overexposed to stocks with more volatility in their earnings streams, a group that underperformed. This positioning led to disappointing security selection, especially in the utilities, real estate, information technology, financials and industrials sectors. The biggest individual detractor was software & services company DXC Technology (-47%). Its stock declined amid earnings and revenue shortfalls, the surprise retirement of its CEO and increased debt, prompting me to eliminate our stake. In real estate, shares of hotel and lodging company Park Hotels & Resorts returned -23% while held in the fund, hurt by concern about a recent acquisition. Conversely, stock picks in the consumer discretionary sector, notably retailing, contributed to relative performance. The top individual contributor this period was CBRE Group, a diversified commercial real estate broker and the fund’s largest holding. Its stock rose roughly 33% this period, thanks to strong growth in the maintenance and facilities management side of its business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
CBRE Group, Inc.	4.1
Jones Lang LaSalle, Inc.	3.7
Reliance Steel & Aluminum Co.	3.6
Best Buy Co., Inc.	3.0
Synchrony Financial	2.9
OGE Energy Corp.	2.9
Lazard Ltd. Class A	2.8
Laboratory Corp. of America Holdings	2.7
Discover Financial Services	2.6
MDU Resources Group, Inc.	2.5
30.8

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	17.9
Real Estate	12.7
Industrials	12.3
Utilities	11.0
Consumer Discretionary	9.4

Asset Allocation (% of fund's net assets)

As of January 31, 2020 *
Stocks	95.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 10.6%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATION SERVICES - 2.2%
Entertainment - 0.1%
Activision Blizzard, Inc.	13,200	$771,936
Electronic Arts, Inc. (a)	7,200	777,024
		1,548,960
Media - 2.1%
AMC Networks, Inc. Class A (a)	85,600	3,132,104
CBS Corp. Class B	91,600	3,126,308
Interpublic Group of Companies, Inc.	1,195,569	27,139,416
		33,397,828

TOTAL COMMUNICATION SERVICES		34,946,788

CONSUMER DISCRETIONARY - 9.4%
Auto Components - 3.2%
BorgWarner, Inc.	461,690	15,831,350
Lear Corp.	277,608	34,195,753
		50,027,103
Diversified Consumer Services - 0.3%
H&R Block, Inc.	168,200	3,902,240
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	20,276	680,463
Stamps.com, Inc. (a)	8,300	618,267
The Booking Holdings, Inc. (a)	899	1,645,664
		2,944,394
Specialty Retail - 5.4%
Best Buy Co., Inc.	557,512	47,215,691
Rent-A-Center, Inc.	30,200	879,726
Williams-Sonoma, Inc. (b)	504,539	35,358,093
		83,453,510
Textiles, Apparel & Luxury Goods - 0.3%
PVH Corp.	62,200	5,421,974

TOTAL CONSUMER DISCRETIONARY		145,749,221

CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.1%
Sysco Corp.	19,900	1,634,586
Food Products - 2.8%
Ingredion, Inc.	281,993	24,815,384
The J.M. Smucker Co.	182,584	18,917,528
		43,732,912
Tobacco - 0.1%
Universal Corp.	23,869	1,268,637

TOTAL CONSUMER STAPLES		46,636,135

ENERGY - 3.9%
Energy Equipment & Services - 0.3%
Baker Hughes, A GE Co. Class A	233,800	5,064,108
Oil, Gas & Consumable Fuels - 3.6%
Black Stone Minerals LP	50,895	510,986
Cabot Oil & Gas Corp.	296,600	4,179,094
Chevron Corp.	181,561	19,452,446
ConocoPhillips Co.	388,467	23,086,594
CVR Energy, Inc.	193,400	6,693,574
Enable Midstream Partners LP	31,800	298,920
World Fuel Services Corp.	27,700	1,083,624
		55,305,238

TOTAL ENERGY		60,369,346

FINANCIALS - 17.9%
Banks - 2.7%
Bank OZK	203,700	5,536,566
Citizens Financial Group, Inc.	518,401	19,325,989
East West Bancorp, Inc.	66,000	3,025,440
PacWest Bancorp	384,800	13,487,240
		41,375,235
Capital Markets - 4.1%
Bank of New York Mellon Corp.	35,300	1,580,734
Federated Investors, Inc. Class B (non-vtg.)	100,800	3,651,984
Janus Henderson Group PLC (b)	460,800	11,644,416
Lazard Ltd. Class A (b)	1,022,273	42,894,575
Waddell & Reed Financial, Inc. Class A (b)	222,973	3,563,109
		63,334,818
Consumer Finance - 6.5%
Capital One Financial Corp.	108,085	10,786,883
Discover Financial Services	532,535	40,009,355
Encore Capital Group, Inc. (a)	160,000	5,432,000
Synchrony Financial	1,398,446	45,323,635
		101,551,873
Insurance - 3.6%
Allstate Corp.	61,656	7,308,702
Athene Holding Ltd. (a)	255,700	11,138,292
Hartford Financial Services Group, Inc.	376,000	22,289,280
MetLife, Inc.	288,280	14,330,399
National Western Life Group, Inc.	1,299	345,534
		55,412,207
Thrifts & Mortgage Finance - 1.0%
Essent Group Ltd.	146,613	7,273,471
Radian Group, Inc.	367,000	8,987,830
		16,261,301

TOTAL FINANCIALS		277,935,434

HEALTH CARE - 8.0%
Biotechnology - 1.0%
AbbVie, Inc.	9,500	769,690
Amgen, Inc.	33,668	7,273,971
Regeneron Pharmaceuticals, Inc. (a)	23,283	7,868,257
		15,911,918
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	37,367	3,197,121
HCA Holdings, Inc.	1,100	152,680
Laboratory Corp. of America Holdings (a)	234,693	41,165,152
National Healthcare Corp.	30,200	2,534,384
Quest Diagnostics, Inc.	159,579	17,660,608
Universal Health Services, Inc. Class B	149,521	20,500,824
		85,210,769
Pharmaceuticals - 1.5%
Jazz Pharmaceuticals PLC (a)	160,413	22,995,204

TOTAL HEALTH CARE		124,117,891

INDUSTRIALS - 12.3%
Aerospace & Defense - 0.5%
Raytheon Co.	31,900	7,047,986
Building Products - 0.2%
Builders FirstSource, Inc. (a)	138,049	3,422,925
Construction & Engineering - 0.3%
EMCOR Group, Inc.	58,500	4,806,945
Electrical Equipment - 2.8%
Acuity Brands, Inc.	174,551	20,574,326
Eaton Corp. PLC	71,504	6,754,983
Regal Beloit Corp.	212,877	16,702,329
		44,031,638
Machinery - 6.2%
Allison Transmission Holdings, Inc.	583,800	25,803,960
Crane Co.	195,867	16,738,794
Oshkosh Corp.	211,392	18,188,168
PACCAR, Inc.	484,200	35,932,482
		96,663,404
Professional Services - 1.6%
Manpower, Inc.	184,226	16,854,837
Robert Half International, Inc.	137,100	7,975,107
		24,829,944
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	276,618	11,269,417

TOTAL INDUSTRIALS		192,072,259

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.6%
Cisco Systems, Inc.	176,000	8,090,720
F5 Networks, Inc. (a)	144,580	17,656,110
		25,746,830
Electronic Equipment & Components - 0.3%
Sanmina Corp. (a)	131,000	4,171,040
IT Services - 4.1%
Amdocs Ltd.	526,097	37,852,679
Cognizant Technology Solutions Corp. Class A	167,700	10,293,426
CSG Systems International, Inc.	46,300	2,306,666
Sykes Enterprises, Inc. (a)	136,100	4,571,599
The Western Union Co.	310,300	8,347,070
		63,371,440
Semiconductors & Semiconductor Equipment - 1.4%
Lam Research Corp.	73,824	22,015,055
Software - 0.2%
Oracle Corp.	47,700	2,501,865
Technology Hardware, Storage & Peripherals - 0.9%
HP, Inc.	205,600	4,383,392
Xerox Holdings Corp.	268,800	9,561,216
		13,944,608

TOTAL INFORMATION TECHNOLOGY		131,750,838

MATERIALS - 7.0%
Chemicals - 1.8%
Cabot Corp.	245,700	9,791,145
NewMarket Corp.	42,200	18,551,964
		28,343,109
Containers & Packaging - 1.2%
Packaging Corp. of America	203,900	19,523,425
Metals & Mining - 3.7%
Kaiser Aluminum Corp.	15,200	1,522,280
Reliance Steel & Aluminum Co.	482,438	55,383,882
		56,906,162
Paper & Forest Products - 0.3%
Domtar Corp.	43,900	1,528,598
Schweitzer-Mauduit International, Inc.	92,600	3,243,778
		4,772,376

TOTAL MATERIALS		109,545,072

REAL ESTATE - 12.7%
Equity Real Estate Investment Trusts (REITs) - 4.8%
Alexanders, Inc.	6,895	2,224,879
Apple Hospitality (REIT), Inc.	2,299,536	34,539,031
CoreCivic, Inc.	72,900	1,162,755
Host Hotels & Resorts, Inc.	1,141,400	18,650,476
PS Business Parks, Inc.	2,800	469,168
Simon Property Group, Inc.	134,153	17,862,472
		74,908,781
Real Estate Management & Development - 7.9%
CBRE Group, Inc. (a)	1,059,556	64,685,894
Jones Lang LaSalle, Inc.	335,719	57,011,801
Newmark Group, Inc.	137,000	1,612,490
		123,310,185

TOTAL REAL ESTATE		198,218,966

UTILITIES - 11.0%
Electric Utilities - 5.6%
Endesa SA	177,200	4,867,891
Exelon Corp.	415,284	19,763,366
Iberdrola SA	1,602,129	17,537,422
OGE Energy Corp.	983,374	45,087,698
		87,256,377
Gas Utilities - 0.8%
National Fuel Gas Co. (b)	222,802	9,622,818
Suburban Propane Partners LP	116,662	2,642,394
		12,265,212
Independent Power and Renewable Electricity Producers - 1.9%
NRG Energy, Inc.	810,239	29,889,717
Multi-Utilities - 2.7%
AGL Energy Ltd.	288,300	3,826,093
MDU Resources Group, Inc.	1,285,772	38,071,709
		41,897,802

TOTAL UTILITIES		171,309,108

TOTAL COMMON STOCKS
(Cost $1,417,657,126)		1,492,651,058

Money Market Funds - 7.2%
Fidelity Cash Central Fund 1.58% (c)	65,393,304	65,406,382
Fidelity Securities Lending Cash Central Fund 1.59% (c)(d)	46,830,477	46,835,160
TOTAL MONEY MARKET FUNDS
(Cost $112,241,542)		112,241,542
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $1,529,898,668)		1,604,892,600
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(48,578,421)
NET ASSETS - 100%		$1,556,314,179

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$964,271
Fidelity Securities Lending Cash Central Fund	74,249
Total	$1,038,520

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$34,946,788	$34,946,788	$--	$--
Consumer Discretionary	145,749,221	145,749,221	--	--
Consumer Staples	46,636,135	46,636,135	--	--
Energy	60,369,346	60,369,346	--	--
Financials	277,935,434	277,935,434	--	--
Health Care	124,117,891	124,117,891	--	--
Industrials	192,072,259	192,072,259	--	--
Information Technology	131,750,838	131,750,838	--	--
Materials	109,545,072	109,545,072	--	--
Real Estate	198,218,966	198,218,966	--	--
Utilities	171,309,108	167,483,015	3,826,093	--
Money Market Funds	112,241,542	112,241,542	--	--
Total Investments in Securities:	$1,604,892,600	$1,601,066,507	$3,826,093	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Bermuda	3.9%
Bailiwick of Guernsey	2.4%
Ireland	1.9%
Spain	1.4%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $44,396,683) — See accompanying schedule: Unaffiliated issuers (cost $1,417,657,126)	$1,492,651,058
Fidelity Central Funds (cost $112,241,542)	112,241,542
Total Investment in Securities (cost $1,529,898,668)		$1,604,892,600
Cash		68,160
Receivable for investments sold		7,897,307
Receivable for fund shares sold		604,902
Dividends receivable		890,648
Distributions receivable from Fidelity Central Funds		79,339
Prepaid expenses		2,051
Other receivables		48,085
Total assets		1,614,483,092
Liabilities
Payable for investments purchased	$9,113,314
Payable for fund shares redeemed	1,481,299
Accrued management fee	305,531
Distribution and service plan fees payable	99,406
Other affiliated payables	288,115
Other payables and accrued expenses	53,263
Collateral on securities loaned	46,827,985
Total liabilities		58,168,913
Net Assets		$1,556,314,179
Net Assets consist of:
Paid in capital		$1,609,148,361
Total accumulated earnings (loss)		(52,834,182)
Net Assets		$1,556,314,179
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($141,439,350 ÷ 6,502,182 shares)(a)		$21.75
Maximum offering price per share (100/94.25 of $21.75)		$23.08
Class M:
Net Asset Value and redemption price per share ($35,683,562 ÷ 1,648,470 shares)(a)		$21.65
Maximum offering price per share (100/96.50 of $21.65)		$22.44
Class C:
Net Asset Value and offering price per share ($60,684,653 ÷ 2,891,550 shares)(a)		$20.99
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($1,156,286,449 ÷ 52,355,553 shares)		$22.09
Class I:
Net Asset Value, offering price and redemption price per share ($127,646,959 ÷ 5,833,013 shares)		$21.88
Class Z:
Net Asset Value, offering price and redemption price per share ($34,573,206 ÷ 1,581,906 shares)		$21.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$44,145,298
Income from Fidelity Central Funds (including $74,249 from security lending)		1,038,520
Total income		45,183,818
Expenses
Management fee
Basic fee	$9,621,372
Performance adjustment	(5,293,955)
Transfer agent fees	3,289,692
Distribution and service plan fees	1,287,343
Accounting and security lending fees	554,297
Custodian fees and expenses	13,394
Independent trustees' fees and expenses	10,056
Registration fees	102,976
Audit	62,347
Legal	9,064
Interest	3,880
Miscellaneous	14,061
Total expenses before reductions	9,674,527
Expense reductions	(176,946)
Total expenses after reductions		9,497,581
Net investment income (loss)		35,686,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(65,990,938)
Fidelity Central Funds	514
Foreign currency transactions	(8,288)
Total net realized gain (loss)		(65,998,712)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	137,720,319
Assets and liabilities in foreign currencies	421
Total change in net unrealized appreciation (depreciation)		137,720,740
Net gain (loss)		71,722,028
Net increase (decrease) in net assets resulting from operations		$107,408,265

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,686,237	$48,954,890
Net realized gain (loss)	(65,998,712)	88,477,569
Change in net unrealized appreciation (depreciation)	137,720,740	(459,352,496)
Net increase (decrease) in net assets resulting from operations	107,408,265	(321,920,037)
Distributions to shareholders	(30,653,496)	(293,130,399)
Share transactions - net increase (decrease)	(557,574,102)	(576,020,015)
Total increase (decrease) in net assets	(480,819,333)	(1,191,070,451)
Net Assets
Beginning of period	2,037,133,512	3,228,203,963
End of period	$1,556,314,179	$2,037,133,512

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.91	$26.62	$24.94	$20.52	$23.90
Income from Investment Operations
Net investment income (loss)A	.38	.39	.44B	.29	.29
Net realized and unrealized gain (loss)	.83	(3.35)	3.54	4.40	(2.57)
Total from investment operations	1.21	(2.96)	3.98	4.69	(2.28)
Distributions from net investment income	(.37)	(.40)	(.43)	(.27)	(.28)
Distributions from net realized gain	–	(2.35)	(1.87)	–	(.82)
Total distributions	(.37)	(2.75)	(2.30)	(.27)	(1.10)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$21.75	$20.91	$26.62	$24.94	$20.52
Total ReturnD,E	5.72%	(11.23)%	16.13%	22.87%	(9.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.82%	.98%	1.01%	1.14%
Expenses net of fee waivers, if any	.76%	.82%	.98%	1.01%	1.14%
Expenses net of all reductions	.75%	.81%	.97%	1.00%	1.14%
Net investment income (loss)	1.77%	1.66%	1.67%B	1.25%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$141,439	$173,538	$255,907	$299,124	$277,462
Portfolio turnover rateH	83%I	80%I	138%I	83%	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.82	$26.51	$24.84	$20.46	$23.81
Income from Investment Operations
Net investment income (loss)A	.32	.32	.36B	.22	.22
Net realized and unrealized gain (loss)	.82	(3.33)	3.54	4.38	(2.54)
Total from investment operations	1.14	(3.01)	3.90	4.60	(2.32)
Distributions from net investment income	(.31)	(.33)	(.35)	(.22)	(.21)
Distributions from net realized gain	–	(2.35)	(1.87)	–	(.82)
Total distributions	(.31)	(2.68)	(2.23)C	(.22)	(1.03)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$21.65	$20.82	$26.51	$24.84	$20.46
Total ReturnE,F	5.44%	(11.48)%	15.84%	22.48%	(10.04)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%	1.10%	1.25%	1.29%	1.42%
Expenses net of fee waivers, if any	1.03%	1.10%	1.25%	1.29%	1.42%
Expenses net of all reductions	1.02%	1.09%	1.24%	1.29%	1.42%
Net investment income (loss)	1.50%	1.39%	1.40%B	.96%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$35,684	$41,540	$57,807	$60,761	$46,084
Portfolio turnover rateI	83%J	80%J	138%J	83%	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

 C Total distributions of $2.23 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.873 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.19	$25.76	$24.22	$19.95	$23.30
Income from Investment Operations
Net investment income (loss)A	.21	.21	.23B	.11	.11
Net realized and unrealized gain (loss)	.80	(3.23)	3.43	4.27	(2.49)
Total from investment operations	1.01	(3.02)	3.66	4.38	(2.38)
Distributions from net investment income	(.21)	(.20)	(.25)	(.11)	(.15)
Distributions from net realized gain	–	(2.35)	(1.87)	–	(.81)
Total distributions	(.21)	(2.55)	(2.12)	(.11)	(.97)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$20.99	$20.19	$25.76	$24.22	$19.95
Total ReturnE,F	4.96%	(11.89)%	15.28%	21.97%	(10.52)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.51%	1.56%	1.72%	1.76%	1.89%
Expenses net of fee waivers, if any	1.51%	1.56%	1.72%	1.76%	1.89%
Expenses net of all reductions	1.50%	1.55%	1.71%	1.75%	1.88%
Net investment income (loss)	1.02%	.92%	.93%B	.50%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$60,685	$85,519	$138,506	$144,503	$130,636
Portfolio turnover rateI	83%J	80%J	138%J	83%	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.23	$26.99	$25.24	$20.76	$24.15
Income from Investment Operations
Net investment income (loss)A	.45	.47	.52B	.35	.36
Net realized and unrealized gain (loss)	.84	(3.41)	3.60	4.46	(2.60)
Total from investment operations	1.29	(2.94)	4.12	4.81	(2.24)
Distributions from net investment income	(.43)	(.47)	(.50)	(.33)	(.33)
Distributions from net realized gain	–	(2.35)	(1.87)	–	(.82)
Total distributions	(.43)	(2.82)	(2.37)	(.33)	(1.15)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$22.09	$21.23	$26.99	$25.24	$20.76
Total ReturnD	6.03%	(10.97)%	16.51%	23.19%	(9.58)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.53%	.69%	.73%	.86%
Expenses net of fee waivers, if any	.46%	.53%	.69%	.73%	.85%
Expenses net of all reductions	.45%	.52%	.68%	.72%	.85%
Net investment income (loss)	2.07%	1.96%	1.96%B	1.53%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$1,156,286	$1,456,510	$2,332,143	$2,426,359	$2,331,665
Portfolio turnover rateG	83%H	80%H	138%H	83%	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.03	$26.77	$25.05	$20.61	$24.00
Income from Investment Operations
Net investment income (loss)A	.45	.46	.51B	.35	.35
Net realized and unrealized gain (loss)	.83	(3.38)	3.58	4.43	(2.58)
Total from investment operations	1.28	(2.92)	4.09	4.78	(2.23)
Distributions from net investment income	(.43)	(.47)	(.50)	(.34)	(.34)
Distributions from net realized gain	–	(2.35)	(1.87)	–	(.82)
Total distributions	(.43)	(2.82)	(2.37)	(.34)	(1.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$21.88	$21.03	$26.77	$25.05	$20.61
Total ReturnD	6.01%	(10.99)%	16.52%	23.19%	(9.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.53%	.69%	.73%	.87%
Expenses net of fee waivers, if any	.46%	.53%	.69%	.73%	.86%
Expenses net of all reductions	.45%	.52%	.68%	.73%	.86%
Net investment income (loss)	2.07%	1.95%	1.95%B	1.53%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$127,647	$244,054	$410,868	$363,949	$261,686
Portfolio turnover rateG	83%H	80%H	138%H	83%	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Years ended January 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.01	$26.76	$25.03
Income from Investment Operations
Net investment income (loss)B	.48	.49	.56C
Net realized and unrealized gain (loss)	.83	(3.38)	3.59
Total from investment operations	1.31	(2.89)	4.15
Distributions from net investment income	(.46)	(.51)	(.54)
Distributions from net realized gain	–	(2.35)	(1.87)
Total distributions	(.46)	(2.86)	(2.42)D
Net asset value, end of period	$21.86	$21.01	$26.76
Total ReturnE	6.19%	(10.86)%	16.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.33%	.40%	.56%
Expenses net of fee waivers, if any	.33%	.40%	.56%
Expenses net of all reductions	.32%	.39%	.55%
Net investment income (loss)	2.20%	2.09%	2.09%C
Supplemental Data
Net assets, end of period (000 omitted)	$34,573	$35,972	$32,974
Portfolio turnover rateH	83%I	80%I	138%I

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $1.873 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, partnerships, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,338,278
Gross unrealized depreciation	(81,746,501)
Net unrealized appreciation (depreciation)	$74,591,777
Tax Cost	$1,530,300,823

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(127,426,381)
Net unrealized appreciation (depreciation) on securities and other investments	$74,592,198

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(29,679,377)
Long-term	(97,747,004)
Total capital loss carryforward	$(127,426,381)

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$30,653,496	$ 46,445,545
Long-term Capital Gains	–	246,684,854
Total	$30,653,496	$ 293,130,399

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,445,203,056 and $2,036,458,344, respectively.

Unaffiliated Redemptions In-Kind. During the period, 357,313 shares of the Fund were redeemed in-kind for investments and cash with a value of $7,769,327. The net realized gain of $953,056 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 876,174 shares of the Fund were redeemed in-kind for investments and cash with a value of $21,501,311. The Fund had a net realized gain of $2,657,810 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Midcap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .24% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$394,773	$7,637
Class M	.25%	.25%	191,344	1,366
Class C	.75%	.25%	701,226	34,964
			$1,287,343	$43,967

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$31,081
Class M	3,359
Class C(a)	3,079
$37,519

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$358,031.23
Class M	94,392.25
Class C	154,848.22
Mid Cap Value	2,360,068.18
Class I	307,331.18
Class Z	15,022.05
	$3,289,692

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Mid Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value Fund	$60,026

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Value Fund	Borrower	$17,411,000	2.67%	$3,880

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,871.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,687 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,128. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,284 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $154,772 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $510.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,314.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $10,350 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2020	Year ended January 31, 2019
Distributions to shareholders
Class A	$2,394,766	$24,177,514
Class M	510,699	5,348,381
Class C	616,126	12,076,102
Mid Cap Value	23,731,890	210,242,141
Class I	2,698,882	36,984,577
Class Z	701,133	4,301,684
Total	$30,653,496	$293,130,399

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2020	Year ended January 31, 2019	Year ended January 31, 2020	Year ended January 31, 2019
Class A
Shares sold	1,004,356	1,111,101	$21,578,476	$26,179,746
Reinvestment of distributions	105,481	1,090,741	2,363,773	23,882,423
Shares redeemed	(2,904,976)	(3,516,152)	(62,269,422)	(80,987,072)
Net increase (decrease)	(1,795,139)	(1,314,310)	$(38,327,173)	$(30,924,903)
Class M
Shares sold	154,682	328,890	$3,319,054	$7,376,153
Reinvestment of distributions	22,710	242,648	506,671	5,307,008
Shares redeemed	(524,041)	(757,165)	(11,218,534)	(17,585,718)
Net increase (decrease)	(346,649)	(185,627)	$(7,392,809)	$(4,902,557)
Class C
Shares sold	182,381	352,125	$3,784,548	$7,860,127
Reinvestment of distributions	27,336	545,524	591,589	11,655,287
Shares redeemed	(1,553,063)	(2,039,444)	(32,022,085)	(45,351,086)
Net increase (decrease)	(1,343,346)	(1,141,795)	$(27,645,948)	$(25,835,672)
Mid Cap Value
Shares sold	2,687,666	5,324,150	$58,799,714	$126,674,668
Reinvestment of distributions	997,660	9,003,439	22,686,785	200,688,042
Shares redeemed	(19,943,038)(a)	(32,131,599)(b)	(438,331,615)(a)	(765,003,490)(b)
Net increase (decrease)	(16,257,712)	(17,804,010)	$(356,845,116)	$(437,640,780)
Class I
Shares sold	1,766,654	3,178,396	$37,972,577	$75,426,021
Reinvestment of distributions	113,719	1,607,734	2,563,218	35,521,968
Shares redeemed	(7,651,428)	(8,532,865)	(165,254,663)	(198,881,148)
Net increase (decrease)	(5,771,055)	(3,746,735)	$(124,718,868)	$(87,933,159)
Class Z
Shares sold	781,177	1,511,067	$17,085,406	$35,624,073
Reinvestment of distributions	24,328	159,287	547,372	3,423,612
Shares redeemed	(935,595)	(1,190,688)	(20,276,966)	(27,830,629)
Net increase (decrease)	(130,090)	479,666	$(2,644,188)	$11,217,056

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Class A	.76%
Actual		$1,000.00	$1,023.40	$3.88
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class M	1.03%
Actual		$1,000.00	$1,022.50	$5.25
Hypothetical-C		$1,000.00	$1,020.01	$5.24
Class C	1.51%
Actual		$1,000.00	$1,019.80	$7.69
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Mid Cap Value	.46%
Actual		$1,000.00	$1,025.10	$2.35
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Class I	.46%
Actual		$1,000.00	$1,025.00	$2.35
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Class Z	.33%
Actual		$1,000.00	$1,025.80	$1.69
Hypothetical-C		$1,000.00	$1,023.54	$1.68

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class C designates 100%; Mid Cap Value designates 95%; Class I designates 96% and Class Z designates 88% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Mid Cap Value designates 100%; Class I designates 100% and Class Z designates 93%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Mid Cap Value designates 1% and Class Z designates 8% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2017. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Mid Cap Value Fund

2019 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:

75% beaten
25% beaten
Benchmark
Retail Class
Class C
4.00
2.00
0.00
-2.00
-4.00
-6.00
3.68
3.86
-2.12
-3.18
-4.19
35.0
30.0
25.0
20.0
15.0
32.7
29.3
25.2
19.5
15.9
40.0
35.0
30.0
25.0
20.0
15.0
38.4
38.6
24.9
24.3
18.6
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	20%	11%	26%
Class A	18%	11%	20%
Class C	16%	8%	10%
Class I	20%	11%	25%
Class M	17%	9%	15%
Class Z	22%	-	-

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of Class A shares of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Mid Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

MCV-ANN-0320
1.900180.110

Fidelity Flex® Funds

Fidelity Flex® Mid Cap Value Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Mid Cap Value Fund	16.26%	6.42%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Mid Cap Value Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$11,978	Fidelity Flex® Mid Cap Value Fund
$12,028	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Matthew Friedman:  For the fiscal year, the fund gained 16.26%, outperforming the 12.96% advance of the benchmark Russell Midcap® Value Index. Stock picking contributed to the fund’s return versus the benchmark, especially within the financials, real estate, consumer staples and energy sectors. In terms of individual stocks, non-benchmark exposure to private-equity companies and alternative asset managers Apollo Global Management (+70%) and Blackstone Group (+43%) were notable individual contributors. Both announced that they would shift from publicly traded partnerships to C-corporations, in order to benefit from 2017 changes in corporate taxes and to make their stocks more accessible to retail investors, index funds and exchange-traded funds (ETFs). We sold the fund’s stake in Blackstone before the end of the period. Also lifting the portfolio’s relative result was an out-of-benchmark position in Equinix (+53%),a real estate firm that specializes in internet connection and data centers. Conversely, security selection among information technology stocks hurt, especially the fund’s untimely positioning in Conduent (-67%), a provider of technology-led business process services. The firm’s shares declined sharply in May, after the CEO announced plans to step down. An overweighting in IT services provider DXC Technology (-49%) also weighed on performance, as the stock fell sharply in August, after the company slashed its full-year revenue guidance. The fund’s cash position of about 2%, on average, also detracted against a backdrop of rising equity markets the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Open for comments:  Open for comments.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Sempra Energy	2.7
Edison International	2.6
CubeSmart	2.5
Equity Lifestyle Properties, Inc.	2.3
CBRE Group, Inc.	2.2
Vistra Energy Corp.	2.1
National Retail Properties, Inc.	2.0
Exelon Corp.	1.9
Capital One Financial Corp.	1.8
Raymond James Financial, Inc.	1.8
21.9

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	18.6
Industrials	14.4
Real Estate	13.2
Utilities	9.3
Consumer Discretionary	8.4

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks and Equity Futures	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 10.2%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 0.9%
GCI Liberty, Inc. (a)	4,523	$330,993
Media - 2.3%
Liberty Global PLC Class C (a)	16,335	318,206
Nexstar Broadcasting Group, Inc. Class A	4,243	514,039
		832,245

TOTAL COMMUNICATION SERVICES		1,163,238

CONSUMER DISCRETIONARY - 8.4%
Distributors - 1.1%
LKQ Corp. (a)	12,159	397,417
Diversified Consumer Services - 1.0%
Laureate Education, Inc. Class A (a)	16,805	350,216
Hotels, Restaurants & Leisure - 0.2%
Eldorado Resorts, Inc. (a)	1,111	66,416
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	3,131	412,290
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	12,201	409,466
Leisure Products - 0.9%
Mattel, Inc. (a)	21,209	310,288
Specialty Retail - 0.7%
Lowe's Companies, Inc.	2,320	269,677
Textiles, Apparel & Luxury Goods - 2.3%
Capri Holdings Ltd. (a)	13,443	402,752
PVH Corp.	4,886	425,913
		828,665

TOTAL CONSUMER DISCRETIONARY		3,044,435

CONSUMER STAPLES - 6.9%
Food & Staples Retailing - 1.5%
U.S. Foods Holding Corp. (a)	14,043	564,107
Food Products - 3.1%
Conagra Brands, Inc.	17,693	582,454
Darling International, Inc. (a)	19,843	538,341
		1,120,795
Household Products - 1.3%
Spectrum Brands Holdings, Inc.	7,652	469,909
Tobacco - 1.0%
Altria Group, Inc.	7,754	368,548

TOTAL CONSUMER STAPLES		2,523,359

ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Cheniere Energy, Inc. (a)	8,676	513,966
Golar LNG Ltd.	16,999	163,530
Hess Corp.	9,180	519,313
Noble Energy, Inc.	24,527	484,899
Ovintiv, Inc.	14,198	221,220
Valero Energy Corp.	3,993	336,650
		2,239,578
FINANCIALS - 18.6%
Banks - 4.0%
BB&T Corp.	12,475	643,336
East West Bancorp, Inc.	8,664	397,158
First Citizens Bancshares, Inc.	324	170,690
Wells Fargo & Co.	5,180	243,149
		1,454,333
Capital Markets - 7.9%
Ameriprise Financial, Inc.	3,718	614,994
Apollo Global Management LLC Class A	12,923	611,516
Lazard Ltd. Class A	9,782	410,453
LPL Financial	6,369	586,776
Raymond James Financial, Inc.	7,144	653,176
		2,876,915
Consumer Finance - 4.9%
Capital One Financial Corp.	6,658	664,468
Discover Financial Services	4,961	372,720
OneMain Holdings, Inc.	5,892	249,644
SLM Corp.	46,573	508,577
		1,795,409
Insurance - 1.8%
The Travelers Companies, Inc.	4,820	634,408

TOTAL FINANCIALS		6,761,065

HEALTH CARE - 5.9%
Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc. (a)	3,447	342,597
Health Care Providers & Services - 3.8%
Centene Corp. (a)	9,198	577,726
Cigna Corp.	2,298	442,089
Humana, Inc.	1,072	360,449
		1,380,264
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (a)	2,988	428,330

TOTAL HEALTH CARE		2,151,191

INDUSTRIALS - 14.4%
Aerospace & Defense - 2.0%
General Dynamics Corp.	1,305	228,949
Huntington Ingalls Industries, Inc.	1,932	504,252
		733,201
Airlines - 0.9%
American Airlines Group, Inc.	12,006	322,241
Commercial Services & Supplies - 1.1%
The Brink's Co.	4,697	395,440
Construction & Engineering - 2.9%
AECOM (a)	12,156	586,284
Williams Scotsman Corp. (a)	25,169	474,436
		1,060,720
Machinery - 0.6%
Allison Transmission Holdings, Inc.	5,175	228,735
Road & Rail - 1.3%
Knight-Swift Transportation Holdings, Inc. Class A	1,578	58,512
Ryder System, Inc.	8,583	409,581
		468,093
Trading Companies & Distributors - 5.6%
AerCap Holdings NV (a)	8,668	490,695
Ashtead Group PLC	9,144	296,433
Fortress Transportation & Infrastructure Investors LLC	15,317	293,780
HD Supply Holdings, Inc. (a)	12,731	518,661
Univar, Inc. (a)	21,201	456,882
		2,056,451

TOTAL INDUSTRIALS		5,264,881

INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 0.9%
CommScope Holding Co., Inc. (a)	25,577	311,656
Electronic Equipment & Components - 0.9%
Flextronics International Ltd. (a)	23,692	311,550
IT Services - 1.6%
Conduent, Inc. (a)	31,731	135,809
DXC Technology Co.	13,985	445,842
		581,651
Semiconductors & Semiconductor Equipment - 1.4%
Marvell Technology Group Ltd.	2,944	70,774
NXP Semiconductors NV	3,609	457,838
		528,612
Software - 1.8%
Micro Focus International PLC	15,743	211,421
SS&C Technologies Holdings, Inc.	7,022	442,456
		653,877

TOTAL INFORMATION TECHNOLOGY		2,387,346

MATERIALS - 6.0%
Chemicals - 4.3%
DuPont de Nemours, Inc.	6,791	347,563
Olin Corp.	39,724	590,696
The Chemours Co. LLC	15,299	212,197
The Mosaic Co.	14,322	284,148
Tronox Holdings PLC	18,163	153,659
		1,588,263
Containers & Packaging - 1.7%
Crown Holdings, Inc. (a)	8,276	612,672

TOTAL MATERIALS		2,200,935

REAL ESTATE - 13.2%
Equity Real Estate Investment Trusts (REITs) - 11.0%
American Tower Corp.	1,728	400,447
CubeSmart	28,719	909,531
Douglas Emmett, Inc.	12,126	503,229
Equinix, Inc.	1,053	620,986
Equity Lifestyle Properties, Inc.	11,747	854,594
National Retail Properties, Inc.	12,957	725,592
		4,014,379
Real Estate Management & Development - 2.2%
CBRE Group, Inc. (a)	13,129	801,525

TOTAL REAL ESTATE		4,815,904

UTILITIES - 9.3%
Electric Utilities - 4.5%
Edison International	12,271	939,345
Exelon Corp.	14,334	682,155
		1,621,500
Independent Power and Renewable Electricity Producers - 2.1%
Vistra Energy Corp.	34,164	769,373
Multi-Utilities - 2.7%
Sempra Energy	6,225	999,983

TOTAL UTILITIES		3,390,856

TOTAL COMMON STOCKS
(Cost $34,585,022)		35,942,788
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.52% to 1.52% 2/6/20 to 3/12/20 (b)
(Cost $19,981)	20,000	19,983
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.58% (c)
(Cost $404,284)	404,203	404,284
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $35,009,287)		36,367,055
NET OTHER ASSETS (LIABILITIES) - 0.2%		78,467
NET ASSETS - 100%		$36,445,522

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	1	March 2020	$200,700	$(2,832)	$(2,832)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,983.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,721
Total	$5,721

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,163,238	$1,163,238	$--	$--
Consumer Discretionary	3,044,435	3,044,435	--	--
Consumer Staples	2,523,359	2,523,359	--	--
Energy	2,239,578	2,239,578	--	--
Financials	6,761,065	6,761,065	--	--
Health Care	2,151,191	2,151,191	--	--
Industrials	5,264,881	5,264,881	--	--
Information Technology	2,387,346	2,175,925	211,421	--
Materials	2,200,935	2,200,935	--	--
Real Estate	4,815,904	4,815,904	--	--
Utilities	3,390,856	3,390,856	--	--
U.S. Government and Government Agency Obligations	19,983	--	19,983	--
Money Market Funds	404,284	404,284	--	--
Total Investments in Securities:	$36,367,055	$36,135,651	$231,404	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,832)	$(2,832)	$--	$--
Total Liabilities	$(2,832)	$(2,832)	$--	$--
Total Derivative Instruments:	$(2,832)	$(2,832)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,832)
Total Equity Risk	0	(2,832)
Total Value of Derivatives	$0	$(2,832)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.8%
United Kingdom	2.7%
Netherlands	2.5%
Bermuda	1.8%
Ireland	1.2%
British Virgin Islands	1.1%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $34,605,003)	$35,962,771
Fidelity Central Funds (cost $404,284)	404,284
Total Investment in Securities (cost $35,009,287)		$36,367,055
Cash		42,428
Foreign currency held at value (cost $151)		151
Receivable for fund shares sold		25,329
Dividends receivable		16,288
Distributions receivable from Fidelity Central Funds		727
Total assets		36,451,978
Liabilities
Payable for fund shares redeemed	$2,306
Payable for daily variation margin on futures contracts	4,150
Total liabilities		6,456
Net Assets		$36,445,522
Net Assets consist of:
Paid in capital		$35,112,439
Total accumulated earnings (loss)		1,333,083
Net Assets		$36,445,522
Net Asset Value, offering price and redemption price per share ($36,445,522 ÷ 3,316,901 shares)		$10.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$218,261
Interest		58
Income from Fidelity Central Funds		5,721
Total income		224,040
Expenses
Independent trustees' fees and expenses	$49
Commitment fees	24
Total expenses		73
Net investment income (loss)		223,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	69,606
Foreign currency transactions	83
Futures contracts	7,952
Total net realized gain (loss)		77,641
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,457,667
Assets and liabilities in foreign currencies	(9)
Futures contracts	(2,832)
Total change in net unrealized appreciation (depreciation)		1,454,826
Net gain (loss)		1,532,467
Net increase (decrease) in net assets resulting from operations		$1,756,434

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$223,967	$62,629
Net realized gain (loss)	77,641	16,015
Change in net unrealized appreciation (depreciation)	1,454,826	(338,241)
Net increase (decrease) in net assets resulting from operations	1,756,434	(259,597)
Distributions to shareholders	(209,901)	(192,570)
Share transactions
Proceeds from sales of shares	36,549,568	2,556,315
Reinvestment of distributions	209,901	192,570
Cost of shares redeemed	(4,581,492)	(2,444,930)
Net increase (decrease) in net assets resulting from share transactions	32,177,977	303,955
Total increase (decrease) in net assets	33,724,510	(148,212)
Net Assets
Beginning of period	2,721,012	2,869,224
End of period	$36,445,522	$2,721,012
Other Information
Shares
Sold	3,433,071	240,625
Issued in reinvestment of distributions	18,893	20,748
Redeemed	(421,308)	(232,742)
Net increase (decrease)	3,030,656	28,631

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Value Fund

Years ended January 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.51	$11.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.20	.17
Net realized and unrealized gain (loss)	1.37	(1.18)	1.10
Total from investment operations	1.55	(.98)	1.27
Distributions from net investment income	(.07)	(.21)	(.10)
Distributions from net realized gain	–	(.44)	(.03)
Total distributions	(.07)	(.65)	(.13)
Net asset value, end of period	$10.99	$9.51	$11.14
Total ReturnC	16.26%	(8.60)%	12.72%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	- %G
Net investment income (loss)	1.71%	1.88%	1.76%G
Supplemental Data
Net assets, end of period (000 omitted)	$36,446	$2,721	$2,869
Portfolio turnover rateH	89%	218%	137%G

 A For the period March 8, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Flex Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,777,407
Gross unrealized depreciation	(1,666,003)
Net unrealized appreciation (depreciation)	$1,111,404
Tax Cost	$35,255,651

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$216,747
Undistributed long-term capital gain	$4,923
Net unrealized appreciation (depreciation) on securities and other investments	$1,111,415

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$ 209,901	$ 190,954
Long-term Capital Gains	-	1,616
Total	$209,901	$ 192,570

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $43,175,836 and $11,429,765, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Value Fund	$667

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Mid Cap Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Mid Cap Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from March 8, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 8, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	- %-C	$1,000.00	$1,054.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Value Fund voted to pay on March 9, 2020, to shareholders of record at the opening of business on March 6, 2020, a distribution of $0.067 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.003 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $4,922, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 65% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 71% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 16% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

ZMV-ANN-0320
1.9881567.102

Fidelity® Mid Cap Value K6 Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Life of fundA
Fidelity® Mid Cap Value K6 Fund	6.15%	3.00%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$10,827	Fidelity® Mid Cap Value K6 Fund
$11,912	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund gained 6.15%, lagging the 12.96% advance of the benchmark Russell Midcap® Value Index. The fund’s value bias meant it was underexposed to expensive, low-volatility benchmark components, which outperformed the past 12 months, and overexposed to stocks with more volatility in their earnings streams, a group that underperformed. This positioning led to disappointing security selection, especially in the utilities, real estate, information technology, financials and industrials sectors. The biggest individual relative detractor was hotel and lodging company Park Hotels & Resorts, which returned roughly -23% while held in the fund, hurt by concern about a recent acquisition. Another notable detractor was software & services company DXC Technology (-47%). Its stock declined amid earnings and revenue shortfalls, the surprise retirement of its CEO and increased debt, prompting me to eliminate our stake. Conversely, stock picks in the consumer discretionary sector, notably retailing, aided relative performance. The top individual contributor this period was Tyson Foods (+39%), which benefited as the African swine flu pushed up protein prices, in turn increasing revenues and earnings growth expectations for the company. The stock was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
CBRE Group, Inc.	4.1
Jones Lang LaSalle, Inc.	3.6
Reliance Steel & Aluminum Co.	3.5
Best Buy Co., Inc.	3.0
Synchrony Financial	2.9
OGE Energy Corp.	2.9
Lazard Ltd. Class A	2.7
Laboratory Corp. of America Holdings	2.6
Discover Financial Services	2.5
MDU Resources Group, Inc.	2.4
30.2

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	17.6
Real Estate	12.6
Industrials	12.2
Utilities	11.4
Consumer Discretionary	9.2

Asset Allocation (% of fund's net assets)

As of January 31, 2020 *
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments - 10.6%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
COMMUNICATION SERVICES - 2.2%
Entertainment - 0.1%
Activision Blizzard, Inc.	500	$29,240
Electronic Arts, Inc. (a)	200	21,584
		50,824
Media - 2.1%
AMC Networks, Inc. Class A (a)	2,800	102,452
CBS Corp. Class B	3,100	105,803
Interpublic Group of Companies, Inc.	40,331	915,514
		1,123,769

TOTAL COMMUNICATION SERVICES		1,174,593

CONSUMER DISCRETIONARY - 9.2%
Auto Components - 3.2%
BorgWarner, Inc.	15,538	532,798
Lear Corp.	9,362	1,153,211
		1,686,009
Diversified Consumer Services - 0.2%
H&R Block, Inc.	5,800	134,560
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	624	20,941
Stamps.com, Inc. (a)	300	22,347
The Booking Holdings, Inc. (a)	28	51,255
		94,543
Specialty Retail - 5.3%
Best Buy Co., Inc.	18,794	1,591,664
Rent-A-Center, Inc.	1,000	29,130
Williams-Sonoma, Inc.	17,029	1,193,392
		2,814,186
Textiles, Apparel & Luxury Goods - 0.3%
PVH Corp.	2,100	183,057

TOTAL CONSUMER DISCRETIONARY		4,912,355

CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.1%
Sysco Corp.	700	57,498
Food Products - 2.8%
Ingredion, Inc.	9,497	835,736
The J.M. Smucker Co.	6,116	633,679
		1,469,415
Tobacco - 0.1%
Universal Corp.	731	38,853

TOTAL CONSUMER STAPLES		1,565,766

ENERGY - 3.8%
Energy Equipment & Services - 0.3%
Baker Hughes, A GE Co. Class A	8,000	173,280
Oil, Gas & Consumable Fuels - 3.5%
Black Stone Minerals LP	1,500	15,060
Cabot Oil & Gas Corp.	10,100	142,309
Chevron Corp.	6,099	653,447
ConocoPhillips Co.	13,068	776,631
CVR Energy, Inc.	6,600	228,426
Enable Midstream Partners LP	1,100	10,340
World Fuel Services Corp.	900	35,208
		1,861,421

TOTAL ENERGY		2,034,701

FINANCIALS - 17.6%
Banks - 2.6%
Bank OZK	6,900	187,542
Citizens Financial Group, Inc.	17,499	652,363
East West Bancorp, Inc.	2,200	100,848
PacWest Bancorp	13,000	455,650
		1,396,403
Capital Markets - 4.0%
Bank of New York Mellon Corp.	1,200	53,736
Federated Investors, Inc. Class B (non-vtg.)	3,400	123,182
Janus Henderson Group PLC	15,500	391,685
Lazard Ltd. Class A	34,426	1,444,515
Waddell & Reed Financial, Inc. Class A (b)	7,627	121,879
		2,134,997
Consumer Finance - 6.4%
Capital One Financial Corp.	3,648	364,070
Discover Financial Services	17,919	1,346,254
Encore Capital Group, Inc. (a)	5,500	186,725
Synchrony Financial	47,145	1,527,969
		3,425,018
Insurance - 3.5%
Allstate Corp.	2,044	242,296
Athene Holding Ltd. (a)	8,700	378,972
Hartford Financial Services Group, Inc.	12,700	752,856
MetLife, Inc.	9,720	483,181
National Western Life Group, Inc.	1	266
		1,857,571
Thrifts & Mortgage Finance - 1.1%
Essent Group Ltd.	5,013	248,695
Radian Group, Inc.	12,500	306,125
		554,820

TOTAL FINANCIALS		9,368,809

HEALTH CARE - 7.9%
Biotechnology - 1.0%
AbbVie, Inc.	300	24,306
Amgen, Inc.	1,132	244,569
Regeneron Pharmaceuticals, Inc. (a)	817	276,097
		544,972
Health Care Providers & Services - 5.4%
AmerisourceBergen Corp.	1,233	105,495
Laboratory Corp. of America Holdings (a)	7,938	1,392,325
National Healthcare Corp.	1,000	83,920
Quest Diagnostics, Inc.	5,330	589,871
Universal Health Services, Inc. Class B	5,035	690,349
		2,861,960
Pharmaceuticals - 1.5%
Jazz Pharmaceuticals PLC (a)	5,447	780,827

TOTAL HEALTH CARE		4,187,759

INDUSTRIALS - 12.2%
Aerospace & Defense - 0.5%
Raytheon Co.	1,100	243,034
Building Products - 0.2%
Builders FirstSource, Inc. (a)	4,751	117,801
Construction & Engineering - 0.3%
EMCOR Group, Inc.	2,000	164,340
Electrical Equipment - 2.8%
Acuity Brands, Inc.	5,883	693,429
Eaton Corp. PLC	2,396	226,350
Regal Beloit Corp.	7,223	566,717
		1,486,496
Machinery - 6.1%
Allison Transmission Holdings, Inc.	19,700	870,740
Crane Co.	6,633	566,856
Oshkosh Corp.	7,157	615,788
PACCAR, Inc.	16,300	1,209,623
		3,263,007
Professional Services - 1.6%
Manpower, Inc.	6,174	564,859
Robert Half International, Inc.	4,600	267,582
		832,441
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	9,314	379,452

TOTAL INDUSTRIALS		6,486,571

INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.6%
Cisco Systems, Inc.	5,900	271,223
F5 Networks, Inc. (a)	4,859	593,381
		864,604
Electronic Equipment & Components - 0.3%
Sanmina Corp. (a)	4,400	140,096
IT Services - 4.0%
Amdocs Ltd.	17,724	1,275,242
Cognizant Technology Solutions Corp. Class A	5,700	349,866
CSG Systems International, Inc.	1,500	74,730
Sykes Enterprises, Inc. (a)	4,600	154,514
The Western Union Co.	10,500	282,450
		2,136,802
Semiconductors & Semiconductor Equipment - 1.4%
Lam Research Corp.	2,477	738,666
Software - 0.1%
Oracle Corp.	1,600	83,920
Technology Hardware, Storage & Peripherals - 0.9%
HP, Inc.	7,000	149,240
Xerox Holdings Corp.	9,100	323,687
		472,927

TOTAL INFORMATION TECHNOLOGY		4,437,015

MATERIALS - 7.8%
Chemicals - 2.7%
Cabot Corp.	8,300	330,755
Innospec, Inc.	4,693	472,726
NewMarket Corp.	1,400	615,468
		1,418,949
Containers & Packaging - 1.2%
Packaging Corp. of America	6,900	660,675
Metals & Mining - 3.6%
Kaiser Aluminum Corp.	500	50,075
Reliance Steel & Aluminum Co.	16,279	1,868,829
		1,918,904
Paper & Forest Products - 0.3%
Domtar Corp.	1,500	52,230
Schweitzer-Mauduit International, Inc.	3,100	108,593
		160,823

TOTAL MATERIALS		4,159,351

REAL ESTATE - 12.6%
Equity Real Estate Investment Trusts (REITs) - 4.8%
Alexanders, Inc.	238	76,798
Apple Hospitality (REIT), Inc.	77,557	1,164,906
CoreCivic, Inc.	2,400	38,280
Host Hotels & Resorts, Inc.	38,500	629,090
PS Business Parks, Inc.	100	16,756
Simon Property Group, Inc.	4,537	604,102
		2,529,932
Real Estate Management & Development - 7.8%
CBRE Group, Inc. (a)	35,676	2,178,024
Jones Lang LaSalle, Inc.	11,354	1,928,136
Newmark Group, Inc.	4,600	54,142
		4,160,302

TOTAL REAL ESTATE		6,690,234

UTILITIES - 11.4%
Electric Utilities - 6.1%
Endesa SA	5,900	162,080
Exelon Corp.	14,016	667,021
Hawaiian Electric Industries, Inc.	5,844	285,830
Iberdrola SA	53,948	590,532
OGE Energy Corp.	33,131	1,519,056
		3,224,519
Gas Utilities - 0.8%
National Fuel Gas Co.	7,528	325,134
Suburban Propane Partners LP	3,938	89,196
		414,330
Independent Power and Renewable Electricity Producers - 1.9%
NRG Energy, Inc.	27,282	1,006,433
Multi-Utilities - 2.6%
AGL Energy Ltd.	9,884	131,173
MDU Resources Group, Inc.	43,373	1,284,275
		1,415,448

TOTAL UTILITIES		6,060,730

TOTAL COMMON STOCKS
(Cost $49,534,662)		51,077,884

Money Market Funds - 4.2%
Fidelity Cash Central Fund 1.58% (c)	2,134,547	2,134,974
Fidelity Securities Lending Cash Central Fund 1.59% (c)(d)	91,791	91,800
TOTAL MONEY MARKET FUNDS
(Cost $2,226,774)		2,226,774
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $51,761,436)		53,304,658
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(117,064)
NET ASSETS - 100%		$53,187,594

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$47,017
Fidelity Securities Lending Cash Central Fund	1,117
Total	$48,134

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,174,593	$1,174,593	$--	$--
Consumer Discretionary	4,912,355	4,912,355	--	--
Consumer Staples	1,565,766	1,565,766	--	--
Energy	2,034,701	2,034,701	--	--
Financials	9,368,809	9,368,809	--	--
Health Care	4,187,759	4,187,759	--	--
Industrials	6,486,571	6,486,571	--	--
Information Technology	4,437,015	4,437,015	--	--
Materials	4,159,351	4,159,351	--	--
Real Estate	6,690,234	6,690,234	--	--
Utilities	6,060,730	5,929,557	131,173	--
Money Market Funds	2,226,774	2,226,774	--	--
Total Investments in Securities:	$53,304,658	$53,173,485	$131,173	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Bermuda	3.9%
Bailiwick of Guernsey	2.4%
Ireland	1.9%
Spain	1.4%
Others (Individually Less Than 1%)	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $86,292) — See accompanying schedule: Unaffiliated issuers (cost $49,534,662)	$51,077,884
Fidelity Central Funds (cost $2,226,774)	2,226,774
Total Investment in Securities (cost $51,761,436)		$53,304,658
Cash		863
Receivable for investments sold		267,652
Receivable for fund shares sold		27,041
Dividends receivable		29,604
Distributions receivable from Fidelity Central Funds		3,113
Other receivables		1,311
Total assets		53,634,242
Liabilities
Payable for investments purchased	$306,630
Payable for fund shares redeemed	27,642
Accrued management fee	20,576
Collateral on securities loaned	91,800
Total liabilities		446,648
Net Assets		$53,187,594
Net Assets consist of:
Paid in capital		$57,575,234
Total accumulated earnings (loss)		(4,387,640)
Net Assets		$53,187,594
Net Asset Value, offering price and redemption price per share ($53,187,594 ÷ 5,174,799 shares)		$10.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$1,230,515
Income from Fidelity Central Funds (including $1,117 from security lending)		48,134
Total income		1,278,649
Expenses
Management fee	$230,922
Independent trustees' fees and expenses	281
Commitment fees	131
Total expenses before reductions	231,334
Expense reductions	(4,442)
Total expenses after reductions		226,892
Net investment income (loss)		1,051,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,226,451)
Fidelity Central Funds	2
Foreign currency transactions	(71)
Total net realized gain (loss)		(1,226,520)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,245,970
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		3,245,984
Net gain (loss)		2,019,464
Net increase (decrease) in net assets resulting from operations		$3,071,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,051,757	$1,429,958
Net realized gain (loss)	(1,226,520)	(4,722,983)
Change in net unrealized appreciation (depreciation)	3,245,984	(5,421,187)
Net increase (decrease) in net assets resulting from operations	3,071,221	(8,714,212)
Distributions to shareholders	(925,927)	(1,713,265)
Share transactions
Proceeds from sales of shares	12,851,209	31,073,572
Reinvestment of distributions	925,927	1,713,265
Cost of shares redeemed	(11,658,955)	(40,998,020)
Net increase (decrease) in net assets resulting from share transactions	2,118,181	(8,211,183)
Total increase (decrease) in net assets	4,263,475	(18,638,660)
Net Assets
Beginning of period	48,924,119	67,562,779
End of period	$53,187,594	$48,924,119
Other Information
Shares
Sold	1,265,042	2,915,882
Issued in reinvestment of distributions	87,517	177,982
Redeemed	(1,146,724)	(4,080,030)
Net increase (decrease)	205,835	(986,166)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value K6 Fund

Years ended January 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$11.35	$10.00
Income from Investment Operations
Net investment income (loss)B	.21	.21	.11
Net realized and unrealized gain (loss)	.40	(1.44)	1.33
Total from investment operations	.61	(1.23)	1.44
Distributions from net investment income	(.18)	(.22)	(.09)
Distributions from net realized gain	–	(.05)	–
Total distributions	(.18)	(.27)	(.09)
Net asset value, end of period	$10.28	$9.85	$11.35
Total ReturnC,D	6.15%	(10.82)%	14.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%	.45%G
Expenses net of all reductions	.44%	.44%	.45%G
Net investment income (loss)	2.05%	2.05%	1.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$53,188	$48,924	$67,563
Portfolio turnover rateH	102%I	89%I	142%G,I

 A For the period May 25, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,006,010
Gross unrealized depreciation	(2,602,108)
Net unrealized appreciation (depreciation)	$1,403,902
Tax Cost	$51,900,756

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$56,174
Capital loss carryforward	$(5,847,729)
Net unrealized appreciation (depreciation) on securities and other investments	$1,403,916

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,873,355)
Long-term	(1,974,374)
Total capital loss carryforward	$(5,847,729)

Due to large redemptions in a prior period, approximately $3,019,437 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $1,170,413 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$925,927	$ 1,713,265

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $49,425,460 and $55,862,548, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $7,769,327 in exchange for 769,274 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $21,501,311 in exchange for 1,998,263 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value K6 Fund	$1,666

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $131 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $37. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,365 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $77.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 25, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	.45%	$1,000.00	$1,025.10	$2.30
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 89% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 96% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 5% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Mid Cap Value K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Mid Cap Value K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

MCVK6-ANN-0320
1.9883983.102

Fidelity® Equity-Income K6 Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Equity-Income K6 Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$10,914	Fidelity® Equity-Income K6 Fund
$10,830	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from Portfolio Manager Ramona Persaud:  Since inception on June 13, 2019, through January 31, 2020, the fund gained 9.14%, ahead of the 8.30% advance of the benchmark Russell 3000® Value Index. The fund’s outperformance of the benchmark the past 12 months was driven by security selection, particularly within the pharmaceuticals, biotechnology & life sciences industry. Here, it helped to avoid pharma giant and benchmark component Pfizer (-10%), as we thought the stock’s valuation and fundamentals suggested both investment return and downside protection were at risk. Two technology stocks were the fund’s top individual contributors: consumer electronics giant Apple, a non-benchmark holding, and software maker Microsoft. Apple’s stock benefited in large part from surprisingly strong growth for subscription services and its fast-growing wearables business. Meanwhile, our shares of Microsoft rose about 29%, boosted by the company’s transition to cloud-computing services to help clients store and manage data, as well as rapid adoption of its cloud-based Office® products. Conversely, relative performance was hurt by security selection in consumer staples, utilities, communication services and materials. My decision to avoid benchmark component and chipmaker Intel, which gained 39% this period, was the largest individual relative detractor. It also hurt to overweight networking gear maker Cisco Systems (-17%) and utility company Exelon (-4%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
JPMorgan Chase & Co.	4.1
Berkshire Hathaway, Inc. Class B	3.3
Johnson & Johnson	3.3
Bank of America Corp.	2.9
Wells Fargo & Co.	2.4
Citigroup, Inc.	2.3
Walmart, Inc.	2.3
Verizon Communications, Inc.	2.3
The Walt Disney Co.	2.2
McDonald's Corp.	2.2
27.3

Top Five Market Sectors as of January 31, 2020

% of fund's net assets
Financials	24.9
Health Care	14.0
Consumer Staples	9.6
Communication Services	9.1
Industrials	8.9

Asset Allocation (% of fund's net assets)

As of January 31, 2020 *
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 13.5%

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 9.1%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	17,433	$655,829
Verizon Communications, Inc.	18,489	1,098,986
		1,754,815
Entertainment - 2.2%
The Walt Disney Co.	7,812	1,080,478
Media - 2.5%
Comcast Corp. Class A	21,354	922,279
Interpublic Group of Companies, Inc.	11,993	272,241
		1,194,520
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	4,947	391,753

TOTAL COMMUNICATION SERVICES		4,421,566

CONSUMER DISCRETIONARY - 7.2%
Automobiles - 0.4%
General Motors Co.	5,517	184,213
Hotels, Restaurants & Leisure - 2.9%
McDonald's Corp.	4,906	1,049,737
Royal Caribbean Cruises Ltd.	3,057	357,914
		1,407,651
Multiline Retail - 0.3%
Dollar General Corp.	1,023	156,938
Specialty Retail - 3.2%
Burlington Stores, Inc. (a)	459	99,819
Lowe's Companies, Inc.	5,470	635,833
The Home Depot, Inc.	1,825	416,283
TJX Companies, Inc.	6,951	410,387
		1,562,322
Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp.	1,534	133,719
Tapestry, Inc.	2,655	68,419
		202,138

TOTAL CONSUMER DISCRETIONARY		3,513,262

CONSUMER STAPLES - 9.6%
Beverages - 1.2%
Diageo PLC	2,862	113,172
PepsiCo, Inc.	3,412	484,572
		597,744
Food & Staples Retailing - 3.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,784	126,467
BJ's Wholesale Club Holdings, Inc. (a)	5,600	114,912
Kroger Co.	6,909	185,576
Walmart, Inc.	9,863	1,129,215
		1,556,170
Food Products - 2.3%
Hilton Food Group PLC	12,500	174,306
McCormick & Co., Inc. (non-vtg.)	716	116,973
Mondelez International, Inc.	6,730	386,167
Nestle SA (Reg. S)	2,267	250,034
The J.M. Smucker Co.	1,931	200,071
		1,127,551
Household Products - 0.6%
Kimberly-Clark Corp.	2,086	298,799
Personal Products - 0.7%
Unilever NV	5,298	309,150
Tobacco - 1.6%
Altria Group, Inc.	5,928	281,758
Philip Morris International, Inc.	5,582	461,631
		743,389

TOTAL CONSUMER STAPLES		4,632,803

ENERGY - 8.5%
Oil, Gas & Consumable Fuels - 8.5%
BP PLC	45,679	274,993
Chevron Corp.	9,620	1,030,687
ConocoPhillips Co.	12,000	713,160
Enterprise Products Partners LP	8,993	231,750
Equinor ASA	12,365	224,703
Exxon Mobil Corp.	6,441	400,115
Imperial Oil Ltd.	7,766	184,145
Phillips 66 Co.	2,891	264,151
Suncor Energy, Inc.	8,994	274,904
The Williams Companies, Inc.	8,074	167,051
Valero Energy Corp.	4,293	361,943
		4,127,602
FINANCIALS - 24.9%
Banks - 13.6%
Bank of America Corp.	42,460	1,393,962
BB&T Corp.	8,605	443,760
Citigroup, Inc.	15,381	1,144,500
Huntington Bancshares, Inc.	11,651	158,104
JPMorgan Chase & Co.	14,926	1,975,598
M&T Bank Corp.	1,930	325,244
Wells Fargo & Co.	24,510	1,150,499
		6,591,667
Capital Markets - 2.4%
KKR & Co. LP	19,750	630,025
The Blackstone Group LP	8,674	529,721
		1,159,746
Consumer Finance - 1.2%
Capital One Financial Corp.	5,839	582,732
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (a)	7,219	1,620,160
Insurance - 4.4%
Chubb Ltd.	4,738	720,129
Marsh & McLennan Companies, Inc.	3,376	377,639
MetLife, Inc.	9,686	481,491
The Travelers Companies, Inc.	4,079	536,878
		2,116,137

TOTAL FINANCIALS		12,070,442

HEALTH CARE - 14.0%
Biotechnology - 1.8%
AbbVie, Inc.	2,939	238,118
Amgen, Inc.	2,914	629,570
		867,688
Health Care Equipment & Supplies - 2.2%
Becton, Dickinson & Co.	2,281	627,686
Danaher Corp.	2,873	462,180
		1,089,866
Health Care Providers & Services - 1.1%
Cigna Corp.	1,378	265,100
UnitedHealth Group, Inc.	964	262,642
		527,742
Pharmaceuticals - 8.9%
AstraZeneca PLC (United Kingdom)	6,473	633,238
Bristol-Myers Squibb Co.	10,570	665,382
Eli Lilly & Co.	2,147	299,807
Johnson & Johnson	10,707	1,593,951
Roche Holding AG (participation certificate)	2,103	705,491
Sanofi SA	4,293	414,010
		4,311,879

TOTAL HEALTH CARE		6,797,175

INDUSTRIALS - 8.9%
Aerospace & Defense - 3.6%
General Dynamics Corp.	2,147	376,670
Northrop Grumman Corp.	1,010	378,316
United Technologies Corp.	6,639	997,178
		1,752,164
Commercial Services & Supplies - 0.3%
Waste Connection, Inc. (Canada)	1,430	137,824
Electrical Equipment - 1.1%
AMETEK, Inc.	5,690	552,784
Industrial Conglomerates - 2.6%
General Electric Co.	47,788	594,961
Roper Technologies, Inc.	1,753	669,050
		1,264,011
Machinery - 1.0%
Fortive Corp.	3,150	236,030
Ingersoll-Rand PLC	1,933	257,534
		493,564
Professional Services - 0.3%
Equifax, Inc.	920	137,908

TOTAL INDUSTRIALS		4,338,255

INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 0.8%
Cisco Systems, Inc.	8,682	399,112
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	1,328	122,415
IT Services - 1.9%
Amdocs Ltd.	3,257	234,341
Black Knight, Inc. (a)	900	60,228
Fiserv, Inc. (a)	1,371	162,614
Paychex, Inc.	3,024	259,368
Visa, Inc. Class A	910	181,063
		897,614
Semiconductors & Semiconductor Equipment - 2.5%
NXP Semiconductors NV	3,941	499,955
Qualcomm, Inc.	3,257	277,855
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	7,666	413,504
		1,191,314
Software - 1.9%
Microsoft Corp.	5,511	938,138
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	1,958	606,021

TOTAL INFORMATION TECHNOLOGY		4,154,614

MATERIALS - 1.0%
Chemicals - 0.9%
DowDuPont, Inc.	5,953	304,675
International Flavors & Fragrances, Inc.	1,116	146,319
		450,994
Containers & Packaging - 0.1%
Reynolds Consumer Products, Inc. (a)	1,800	51,390

TOTAL MATERIALS		502,384

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	2,395	555,017
Public Storage	1,114	249,269
		804,286
UTILITIES - 5.6%
Electric Utilities - 3.1%
Exelon Corp.	19,065	907,303
NextEra Energy, Inc.	2,274	609,887
		1,517,190
Independent Power and Renewable Electricity Producers - 0.9%
NRG Energy, Inc.	6,030	222,447
Vistra Energy Corp.	9,299	209,413
		431,860
Multi-Utilities - 1.6%
Ameren Corp.	3,659	300,221
CenterPoint Energy, Inc.	6,336	167,777
WEC Energy Group, Inc.	3,169	316,551
		784,549

TOTAL UTILITIES		2,733,599

TOTAL COMMON STOCKS
(Cost $44,157,744)		48,095,988

Money Market Funds - 0.4%
Fidelity Cash Central Fund 1.58% (b)
(Cost $172,879)	172,845	172,879
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $44,330,623)		48,268,867
NET OTHER ASSETS (LIABILITIES) - 0.5%		262,192
NET ASSETS - 100%		$48,531,059

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,114
Fidelity Securities Lending Cash Central Fund	341
Total	$6,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,421,566	$4,421,566	$--	$--
Consumer Discretionary	3,513,262	3,513,262	--	--
Consumer Staples	4,632,803	3,960,447	672,356	--
Energy	4,127,602	3,852,609	274,993	--
Financials	12,070,442	12,070,442	--	--
Health Care	6,797,175	5,044,436	1,752,739	--
Industrials	4,338,255	4,338,255	--	--
Information Technology	4,154,614	4,154,614	--	--
Materials	502,384	502,384	--	--
Real Estate	804,286	804,286	--	--
Utilities	2,733,599	2,733,599	--	--
Money Market Funds	172,879	172,879	--	--
Total Investments in Securities:	$48,268,867	$45,568,779	$2,700,088	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.5%
Switzerland	3.8%
United Kingdom	2.5%
Netherlands	1.7%
Canada	1.6%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,157,744)	$48,095,988
Fidelity Central Funds (cost $172,879)	172,879
Total Investment in Securities (cost $44,330,623)		$48,268,867
Receivable for investments sold		280,943
Receivable for fund shares sold		599
Dividends receivable		50,185
Distributions receivable from Fidelity Central Funds		762
Other receivables		3
Total assets		48,601,359
Liabilities
Payable for investments purchased	$46,800
Payable for fund shares redeemed	9,460
Accrued management fee	14,040
Total liabilities		70,300
Net Assets		$48,531,059
Net Assets consist of:
Paid in capital		$44,492,187
Total accumulated earnings (loss)		4,038,872
Net Assets		$48,531,059
Net Asset Value, offering price and redemption price per share ($48,531,059 ÷ 4,480,652 shares)		$10.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 13, 2019 (commencement of operations) to January 31, 2020
Investment Income
Dividends		$438,896
Income from Fidelity Central Funds (including $341 from security lending)		6,455
Total income		445,351
Expenses
Management fee	$71,703
Independent trustees' fees and expenses	81
Total expenses before reductions	71,784
Expense reductions	(70)
Total expenses after reductions		71,714
Net investment income (loss)		373,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,678
Foreign currency transactions	418
Total net realized gain (loss)		60,096
Change in net unrealized appreciation (depreciation) on investment securities		3,938,244
Net gain (loss)		3,998,340
Net increase (decrease) in net assets resulting from operations		$4,371,977

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 13, 2019 (commencement of operations) to January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$373,637
Net realized gain (loss)	60,096
Change in net unrealized appreciation (depreciation)	3,938,244
Net increase (decrease) in net assets resulting from operations	4,371,977
Distributions to shareholders	(333,105)
Share transactions
Proceeds from sales of shares	47,694,819
Reinvestment of distributions	333,105
Cost of shares redeemed	(3,535,737)
Net increase (decrease) in net assets resulting from share transactions	44,492,187
Total increase (decrease) in net assets	48,531,059
Net Assets
Beginning of period	–
End of period	$48,531,059
Other Information
Shares
Sold	4,782,107
Issued in reinvestment of distributions	31,108
Redeemed	(332,563)
Net increase (decrease)	4,480,652

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income K6 Fund

Year ended January 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.12
Net realized and unrealized gain (loss)	.79
Total from investment operations	.91
Distributions from net investment income	(.08)
Distributions from net realized gain	–C
Total distributions	(.08)
Net asset value, end of period	$10.83
Total ReturnD,E	9.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.34%H
Expenses net of fee waivers, if any	.34%H
Expenses net of all reductions	.34%H
Net investment income (loss)	1.78%H
Supplemental Data
Net assets, end of period (000 omitted)	$48,531
Portfolio turnover rateI	21%H,J

 A For the period June 13, 2019 (commencement of operations) to January 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Equity-Income K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,523,802
Gross unrealized depreciation	(583,501)
Net unrealized appreciation (depreciation)	$3,940,301
Tax Cost	$44,328,566

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$98,399
Undistributed long-term capital gain	$171
Net unrealized appreciation (depreciation) on securities and other investments	$3,940,301

The tax character of distributions paid was as follows:

January 31, 2020(a)
Ordinary Income	$333,105

 (a) For the period June 13, 2019 (commencement of operations) to January 31, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,237,974 and $3,822,048, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $6,437,242 in exchange for 631,721 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .34% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income K6 Fund	$62

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $38,316,698 in exchange for 3,870,373 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $20. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $53.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Equity-Income K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to January 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 13, 2019 (commencement of operations) to January 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	.34%	$1,000.00	$1,073.60	$1.78
Hypothetical-C		$1,000.00	$1,023.49	$1.73

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income K6 Fund voted to pay on March 9, 2020, to shareholders of record at the opening of business on March 6, 2020, a distribution of $0.013 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $171, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 92% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in July, October, and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity-Income K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Equity-Income K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits. The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

EQU-K6-ANN-0320
1.9893876.100

Item 2.

Code of Ethics

As of the end of the period, January 31, 2020, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income K6 Fund, Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$36,700	$-	$9,000	$500
Fidelity Flex Mid Cap Value Fund	$35,100	$100	$7,300	$900
Fidelity Mid Cap Value K6 Fund	$37,400	$100	$7,100	$900
Fidelity Series All-Sector Equity Fund	$41,600	$100	$7,600	$1,000
Fidelity Series Value Discovery Fund	$54,700	$100	$9,400	$1,100

January 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$-	$-	$-	$-
Fidelity Flex Mid Cap Value Fund	$37,000	$100	$5,200	$1,000
Fidelity Mid Cap Value K6 Fund	$50,000	$100	$5,200	$1,000
Fidelity Series All-Sector Equity Fund	$44,000	$100	$5,100	$1,300
Fidelity Series Value Discovery Fund	$53,000	$100	$9,200	$1,400

A Amounts may reflect rounding.

B Fidelity Equity-Income K6 Fund commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$60,000	$5,200	$17,400	$2,200
Fidelity Mid Cap Value Fund	$47,900	$4,000	$8,100	$1,700
Fidelity Series Stock Selector Large Cap Value Fund	$42,800	$3,500	$9,300	$1,500
Fidelity Stock Selector Large Cap Value Fund	$42,700	$4,000	$8,100	$1,700

January 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$64,000	$5,700	$4,500	$2,800
Fidelity Mid Cap Value Fund	$49,000	$4,300	$5,700	$2,100
Fidelity Series Stock Selector Large Cap Value Fund	$43,000	$2,500	$2,600	$1,200
Fidelity Stock Selector Large Cap Value Fund	$49,000	$4,300	$3,300	$2,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2020A,B	January 31, 2019A,B
Audit-Related Fees	$287,500	$-
Tax Fees	$3,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Equity-Income K6 Fund’s commencement of operations.

Services Billed by PwC

	January 31, 2020A	January 31, 2019A
Audit-Related Fees	$7,927,700	$7,930,000
Tax Fees	$23,500	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2020A,B	January 31, 2019A,B
Deloitte Entities	$614,700	$505,000
PwC	$12,655,600	$11,165,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Equity-Income K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 26, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 26, 2020